united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22865

Forethought Variable Insurance Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Item 1. Reports to Stockholders. report.]

Annual Report

December 31, 2014

FVIT Portfolios

FVIT American Funds® Managed Risk Portfolio

FVIT BlackRock Global Allocation Managed Risk Portfolio

FVIT WMC Research Managed Risk Portfolio

FVIT Balanced Managed Risk Portfolio

(formerly FVIT Index Managed Risk Portfolio)

FVIT Select Advisor Managed Risk Portfolio

FVIT Franklin Dividend and Income Managed Risk Portfolio

FVIT Growth Managed Risk Portfolio

FVIT Moderate Growth Managed Risk Portfolio

Class II shares

Each a series of the Forethought Variable Insurance Trust

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholders/Contract Owners,

Thank you for investing in the FVIT Portfolios. We are pleased to present our annual report which highlights your fund’s performance and other pertinent information for the year-ended December 31, 2014.

Domestically, 2014 began with a chill as Real Gross Domestic Product (GDP) shrank by 2.1%1 in the first quarter due to severe winter weather. The second and third quarters, however, saw the U.S. economy accelerate, with GDP growing at 4.6%1 and 5.0%1 respectively. Unemployment fell from 6.97%2 at the end of 2013 to 5.70%2 by year-end 2014. These factors, amongst others, extended the bull-run in large capitalization stocks (as measured by the S&P 500 Total Return Index) to a sixth year. From a mid-capitalization equity perspective (as measured by the S&P Midcap 400 Total Return Index), while returns were very respectable, they trailed those of large capitalization stocks. Small capitalization stock returns (as measured by the Russell 2000 Total Return Index), though positive, trailed their larger domestic counterparts primarily due to stretched valuations after strong relative returns in 2013.

Internationally, equity markets were more challenging in 2014. Slowing global growth weighed on the market for much of 2014 as the MSCI EAFE and the MSCI Emerging Markets Total Return Indices both posted negative returns for the year. This global slowdown was felt perhaps most profoundly in the commodity sector, where lower demand from China and Europe was exacerbated by several cases of increased supply, resulting in steep price declines. Of particular note were the declines in iron ore (used to make steel), oil, and natural gas.

Central bank monetary policies began diverging in 2014, a trend that has continued into 2015. While the U.S. Federal Reserve Bank stopped buying treasuries and mortgage backed securities in October, the European Central Bank (ECB) announced recently (January 2015) that it would expand its asset purchase program to €60 billion a month through at least September 2016. The Bank of Japan similarly continues with its aggressive monetary policy.

The U.S. dollar appreciated through much of 2014 and into early 2015. Domestic fixed income markets had positive returns in 2014 as investors continued to reach for yield in this extended period of ultra-low rates, led by extremely low (if not negative) rates in Europe. Volatility was relatively subdued throughout much of 2014, with noted exceptions in October and December when the equity markets experienced minor corrections.

As we look into 2015, we expect higher levels of volatility than in recent years due to a combination of factors; (a) valuation levels are at the higher end of their historic range, (b) diverging monetary policies of global central banks, (c) slowing global growth concerns, and (d) global adjustment to lower energy prices. The presence of higher levels of volatility is a good reminder of the benefits of portfolio diversification, and while diversification can’t guarantee a profit or prevent a loss, it may help improve your overall investment experience. The FVIT Portfolios have varying degrees of exposure to different asset classes, as such, please review the prospectus for greater details and consult with your financial advisors.

The following pages contain management’s discussion of recent Portfolio performance. Thank you again for your continued interest in the FVIT Portfolios.

Sincerely,

Eric D. Todd, CFA	Cameron Jeffreys, CFA
President and Co-Portfolio Manager	Vice President, Co-Portfolio Manager
Forethought Investment Advisors, LLC	Forethought Investment Advisors, LLC

[1]	U.S. Department of Commerce, Bureau of Economic Analysis

[2]	U.S. Department of Labor, Bureau of Labor Statistics

This report contains the current opinions of Forethought Investment Advisors, LLC, and/or sub-advisers at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

Reference Benchmarks:

Portfolio	Benchmark
FVIT American Funds® Managed Risk Portfolio	S&P Target Risk Moderate Index
FVIT BlackRock Global Allocation Managed Risk Portfolio	S&P Target Risk Moderate Index
FVIT Balanced Managed Risk Portfolio	S&P Target Risk Conservative Index
FVIT Select Advisor Managed Risk Portfolio	S&P Target Risk Moderate Index
FVIT WMC Research Managed Risk Portfolio	S&P Target Risk Moderate Index
FVIT Franklin Dividend and Income Managed Risk Portfolio	S&P Target Risk Moderate Index
FVIT Growth Managed Risk Portfolio	S&P Target Risk Growth Index
FVIT Moderate Growth Managed Risk Portfolio	S&P Target Risk Moderate Index

Index Definitions:

Barclays U.S. Aggregate Bond Index. An index weighted according to market capitalization and includes, among other categories, Treasury securities, mortgage backed securities, government agency bonds and corporate bonds. To be included in the index, bonds must be rated investment grade by Moody’s and Standard and Poor’s.

BofA ML High Yield Cash Pay MV USI Index. An index that tracks the performance of U.S. dollar denominated, below investment grade corporate debt, currently in a coupon paying period, which is publically issued in the U.S. domestic market.

MSCI EAFE Total Return Index. An index created by Morgan Stanley Capital International (MSCI) that serves as a benchmark of the performance in major international equity markets as represented by 21 major MSCI indexes from Europe, Australasia and the Far East.

MSCI Emerging Markets Total Return Index. An index created by Morgan Stanley Capital International (MSCI) that is designed to measure equity market performance in global emerging markets. The index is unmanaged and not available for direct investment. The Emerging Markets Index is a float-adjusted market capitalization index that consists of indices in 21 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Russell 2000 Total Return Index An index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

S&P Midcap 400 Total Return Index. A capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

S&P 500 Total Return Index. A market capitalization weighted price index composed of 500 widely held U.S. common stocks. Frequently used as a measure of U.S. stock market performance.

S&P GSCI Total Return Index. A broad based, production weighted index meant to be representative of the global commodity market beta. The S&P Goldman Sachs Commodity Index (GSCI) consists of 24 commodity futures on physical commodities across five sectors; energy, agriculture, livestock, industrial metals, and precious metals.

S&P Target Risk Conservative Index emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns.

S&P Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

S&P Target Risk Growth Index increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

6106-NLD-2/9/2015

Table of Contents	(unaudited)

Page

FVIT Portfolio Reviews	1-18

Financial Statements:

Portfolio of Investments	19-45

Statements of Assets and Liabilities	46-48

Statements of Operations	49-51

Statements of Changes in Net Assets	52-55

Financial Highlights	56-63

Notes to Financial Statements	64-78

Auditor’s Opinion	79-80

Expense Examples	81-82

Supplemental Information	83-85

Proxy Voting Policy	86-87

FVIT American Funds® Managed Risk Portfolio
Portfolio Review
December 31, 2014 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

How did the Portfolio perform during the year?

In 2014, the Portfolio outperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 5.73% compared to a benchmark return of 4.49%, a positive difference of 124 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to equities and underweight to fixed income and cash versus the benchmark contributed positively to performance in 2014. Within the equity portion of the Portfolio, a significant overweight to U.S. equities, specifically large caps, and an underweight to U.S. small caps, international, and emerging markets stocks contributed positively during the year. Beginning in the third quarter, the overweight to U.S. equities and underweight to international equities was increased, an allocation decision that also contributed positively to the Portfolio’s performance. Within the fixed income portion of the Portfolio, an overweight to high yield through much of the year detracted slightly from performance. Late in the third quarter and again further in the fourth quarter, the overweight to high yield was reduced - in favor of cash/U.S. government securities owing to our view that the decline in energy prices could have a disproportionately negative affect on the high yield sector. This allocation decision contributed positively to performance in the Portfolio while modestly increasing duration. While the managed risk strategy was a modest detractor to performance in 2014, the Portfolio held less cash than the benchmark as a result, and was therefore more fully invested in the U.S. equity market. The benefit of this allocation decision more than offset the modest cost of the hedge during 2014.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities and underweight fixed income and cash relative to the benchmark. The equity portion of the Portfolio was significantly overweight U.S. equities and underweight international and emerging market equities versus the benchmark due to our perception of higher growth rates, significant consumer benefit from lower energy prices, technological innovation, and reduced level of structural reforms that are necessary in Europe and Japan. We are keeping a close eye on relative valuations, earnings power, and the changes in currency rates for potential increased opportunities outside the U.S. We believe that the rise in the U.S. dollar and slowing global growth will likely pose some near-term year-over-year earnings comparison issues for domestically-based multinational large cap companies. As a result, the Portfolio ended the year with an increased weighting to U.S. small caps relative to most of 2014 given their improved relative valuations, reduced dependency on international sales, and lower relative exposure to energy vis-à-vis large capitalization stocks. The fixed income portion of the Portfolio remained underweight high yield, as we believe this asset class has the greatest exposure to the decline in energy prices.

6106-NLD-2/9/2015
1

FVIT American Funds® Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2014 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2014, as compared to its benchmark and blended benchmark:

	One	Performance
	Year	Since Inception**
FVIT American Funds® Managed Risk Portfolio
Class II	5.73%	7.40%
S&P Target Risk® Moderate Index (Total Return)	4.49%	5.32%
Blended Index - 35% - Barclays Aggregate Bond Index
10% - S&P 500 Daily Risk Controlled 10% Index
55% - S&P 500 Daily Risk Controlled 12% Index	7.30%	9.53%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.25% for Class II shares per the April 30, 2014 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

The Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

S&P 500 Daily Risk® Controlled 10% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.

S&P 500 Daily Risk® Controlled 12% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 12% level of volatility. Volatility is calculated as a function of historical returns.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Equity Funds	58.9%
Debt Funds	34.5%
Money Market Fund	5.3%
Other Assets Less Liabilities-Net-	1.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as December 31, 2014.

2

FVIT BlackRock Global Allocation Managed Risk Portfolio
Portfolio Review
December 31, 2014 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

How did the Portfolio perform during the year?

In 2014, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 0.69% compared to a benchmark return of 4.49%, a negative difference of 380 basis points. The managed risk strategy was a modest detractor to performance in 2014.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the BlackRock Global Allocation V.I. Fund. The Portfolio’s investment in the BlackRock Global Allocation V.I. Fund was the primary detractor to performance in 2014. The managed risk strategy was a modest detractor to performance in 2014.

How was the Portfolio positioned at period end?

At year-end 2014, the Portfolio’s primary investment was in the BlackRock Global Allocation V.I. Fund, with approximately 13% invested in cash, short-term investments and futures contracts.

6106-NLD-2/9/2015
3

FVIT BlackRock Global Allocation Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2014 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2014, as compared to its benchmark and blended benchmark:

	One	Performance
	Year	Since Inception**
FVIT BlackRock Global Allocation Managed Risk Portfolio
Class II	0.69%	2.49%
S&P Target Risk® Moderate Index (Total Return)	4.49%	5.32%
Blended Index - 40% - Barclays Aggregate Bond Index
60% - S&P 500 Daily Risk Controlled 12% Index	7.34%	9.32%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.30% for Class II shares per the April 30, 2014 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

The Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

S&P 500 Daily Risk® Controlled 12% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 12% level of volatility. Volatility is calculated as a function of historical returns.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Asset Allocation Fund	87.1%
Money Market Fund	9.1%
Other Assets Less Liabilities-Net-	3.8%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as December 31, 2014.

4

FVIT WMC Research Managed Risk Portfolio
Portfolio Review
December 31, 2014 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

How did the Portfolio perform during the year?

In 2014, the Portfolio outperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 9.29% compared to a benchmark return of 4.49%, a positive difference of 480 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to equities and underweight to fixed income and cash versus the benchmark contributed positively to performance in 2014.

Within the equity portion of the Portfolio, outperformance versus the S&P 500 (gross of fees) was driven by security selection during the period. Health care holdings contributed to relative returns, driven by stock selection in pharmaceuticals and biotechnology companies. In consumer staples, the Portfolio’s holdings in tobacco and food & staples retailing added positively to relative results. Stock selection in materials, particularly within paper and forest products, was also additive. This was partially offset by weaker selection in financials and industrials. Top contributors to relative performance of the equity portion of the Portfolio during the period included Monster Beverage (0.39% of net assets), (consumer staples) and Lowe’s (1.04% of net assets) (consumer discretionary). Shares of Monster Beverage, a U.S.-based marketer and distributor of energy drinks, saw its shares jump following an announcement that it had agreed to a long-term strategic partnership with Coca-Cola that is expected to accelerate growth for both companies. Shares of leading home improvement retailer Lowe’s benefited from investor optimism about the home improvement landscape. The equity portion of the Portfolio also benefitted from underweight positioning to General Electric (0.13% of net assets) and Exxon Mobil (0.54% of net assets) , both of which are benchmark constituents that declined during the period. Top detractors from relative performance of the equity portion of the Portfolio during the period included Cobalt International Energy (energy) (0.29% of net assets) and Best Buy (consumer discretionary). Oil-focused exploration and production company Cobalt International Energy’s stock was punished during the quarter as the price of oil (West Texas Intermediate) plummeted from ~$95 per barrel to ~$53 per barrel. Shares of Best Buy, a U.S.-based electronics retailer, declined during the first quarter after reporting unfavorable domestic holiday sales that fell below expectations. We eliminated our position during the period. A residual cash position in the equity portion of the Portfolio also weighed on relative results, as equities rose during the period.

Within the fixed income portion of the Portfolio , underperformance versus the Barclays U.S. Aggregate (gross of fees) was driven by the Portfolio’s short duration and yield curve positioning during the period, as interest rates fell. The Portfolio was underweight investment grade corporate bonds and positioning within the sector weighed on relative results. Underweight positioning to the agency mortgage backed securities (MBS) sector also detracted. Changes to and expectations for the Federal Reserve’s asset-purchase program continued to be the biggest driver of mortgage-backed securities performance. While the managed risk strategy was a modest detractor to performance in 2014, it provided us with the opportunity to hold less cash than the benchmark and be more fully invested in the U.S. equity market. The benefit of this allocation decision more than offset the modest cost of the hedge during 2014.

5

FVIT WMC Research Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2014 (Unaudited)

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities and underweight fixed income and cash relative to the benchmark. The equity portion of the Portfolio is industry-neutral, designed to help add value through fundamental, bottom-up security analysis. The Portfolio consists of multiple sub-portfolios, with each sub-portfolio actively managed by one or more of Wellington Management Company LLP’s global industry analysts. The allocation of assets to each sub-portfolio corresponds to the relative weight of the analysts’ coverage universe within the index. However, within in an industry, an analyst’s stock selection may result in an overweight or underweight to certain sub-industries in his or her area of coverage. Within consumer staples, we are at a particularly interesting period because valuations appear expensive and therefore would not appeal to traditional value investors, yet screening for top-line growth may also not yield results that appeal to traditional growth investors. Rather than looking at the sector through these lenses, we prefer to focus more on individual company returns, self-help efforts, attractive free-cash-flow, and the traditionally defensive characteristics many of these companies offer. We believe that a number of companies offer the potential for above market returns at lower risk for roughly the same valuation. Within consumer discretionary, it may be tempting to conclude that the drop in oil price may be beneficial to retailers; however, we believe that this temporary boost does not change the longer-term, structural challenges facing many retailers and does not necessarily translate to top-line growth. In fact, energy prices could increase anytime. Given the rapidly changing landscape of retail and the increasingly fierce competition from traditional as well as online stores, we are avoiding retailers with broken business models, including generic malls and commodity big box stores. We continue to believe that while the retail market share shift to e-commerce is well known, surging e-commerce competition has broadening implications. Price cuts typically help preserve market share; however, promotions are becoming less elastic and more difficult to drive incremental units. We continue to be mindful of these implications as we look for select opportunities in the U.S. At period end, within health care, we continued to be overweight Bristol-Myers Squibb (0.76% of net assets) as we continue to believe the market underestimates the value of Bristol-Myers Squibb’s broad and deep immune-oncology program with many drug candidates in the pipeline. Investors are focused on the firm’s lung cancer inhibitor drug, Opdivo (nivolumab). Recent studies reinforced the drug’s efficacy in the treatment of late-stage lung cancer, supporting upcoming lung cancer study results. The fixed income portion of the Portfolio was positioned with a short duration bias and an overweight to U.S. Treasuries at the end of the period. We believe that corporate fundamentals remain strong and financial companies have de-levered significantly. The Portfolio was neutral agency mortgage-backed securities pass-throughs relative to the benchmark, as we believe the housing market is improving further but we are concerned about volatility increasing. The Portfolio also had modest exposure to commercial mortgage-backed securities (CMBS) as we believe CMBS valuations continue to be attractive.

6106-NLD-2/9/2015

6

FVIT WMC Research Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2014 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2014, as compared to its benchmark and blended benchmark:

	One	Performance
	Year	Since Inception**
FVIT WMC Research Managed Risk Portfolio
Class II	9.29%	10.77%
S&P 500 Target Risk® Moderate Index (Total Return)	4.49%	5.32%
Blended Index - 35% - Barclays Aggregate Bond Index
10% - S&P 500 Daily Risk Controlled 10% Index
55% - S&P 500 Daily Risk Controlled 12% Index	7.30%	9.53%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.20% for Class II shares per the April 30, 2014 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

The Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

S&P 500 Daily Risk® Controlled 10% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.

S&P 500 Daily Risk® Controlled 12% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 12% level of volatility. Volatility is calculated as a function of historical returns.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	59.2%
U.S. Treasury Securities	14.7%
Mortgage Backed Securities	9.5%
Corporate Bonds	5.3%
Asset Backed Securities	2.5%
Exchange Traded Fund	2.5%
Commercial Mortgage Backed Securities	0.9%
Municipal Securities	0.5%
Preferred Stock	0.1%
Short-Term Investment	10.8%
Other Assets Less Liabilities-Net-	(6.0)%
100.0%
7

FVIT Balanced Managed Risk Portfolio
Portfolio Review
December 31, 2014 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

How did the Portfolio perform during the year?

In 2014, the Portfolio outperformed its reference benchmark, the S&P Target Risk Conservative Index. The Portfolio posted a return of 6.20% compared to a benchmark return of 3.97%, a positive difference of 223 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to equities and underweight to fixed income and cash versus the benchmark contributed positively to performance in 2014. Within the equity portion of the Portfolio, a significant overweight to U.S. equities, specifically large caps, and an underweight to U.S. small caps, international, and emerging markets stocks contributed positively during the year. Beginning in the third quarter, the U.S. small cap position was increased at the expense of going further underweight international equity, an allocation decision that also contributed positively to the Portfolio’s performance. Within the fixed income portion of the Portfolio, a small overweight to high yield through much of the year contributed positively to performance. Toward the end of 2014, the overweight to high yield was reduced - eventually the position was eliminated altogether in the middle of the fourth quarter 2014 - in favor of cash/U.S. government securities owing to our view that the decline in energy prices could have a disproportionately negative affect on the high yield sector. This allocation decision contributed positively to performance in the Portfolio while modestly increasing duration. While the managed risk strategy was a modest detractor to performance in 2014, the Portfolio held less cash than the benchmark as a result, and was therefore more fully invested in the U.S. equity market. The benefit of this allocation decision more than offset the modest cost of the hedge during 2014.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities and underweight fixed income and cash relative to the benchmark. The equity portion of the Portfolio was significantly overweight U.S. equities and underweight international and emerging market equities versus the benchmark due to our perception of higher growth rates, significant consumer benefit from lower energy prices, technological innovation, and reduced level of structural reforms that are necessary in Europe and Japan. We are keeping a close eye on relative valuations, earnings power, and the changes in currency rates for potential increased opportunities outside the U.S. We believe that the rise in the U.S. dollar and slowing global growth will likely pose some near-term year-over-year earnings comparison issues for domestically-based multinational large cap companies. As a result, the Portfolio ended the year with an increased weighting to U.S. small caps relative to most of 2014 given their improved relative valuations, reduced dependency on international sales, and lower relative exposure to energy vis-à-vis large capitalization stocks. The fixed income portion of the Portfolio was underweight high yield, as we believe this asset class has the greatest exposure to the decline in energy prices, and cash/short-term U.S. government securities.

6106-NLD-2/9/2015
8

FVIT Balanced Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2014 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2014, as compared to its benchmark and blended benchmark:

	One	Performance
	Year	Since Inception**
FVIT Balanced Managed Risk Portfolio
Class II	6.20%	7.00%
S&P Target Risk® Conservative Index (Total Return)+	3.97%	4.30%
S&P Target Risk® Moderate Index (Total Return)	4.49%	5.32%
Blended Index - 45% - Barclays Aggregate Bond Index
20% - S&P 500 Daily Risk Controlled 10% Index
35% - S&P 500 Daily Risk Controlled 12% Index	7.00%	8.51%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.05% for Class II shares per the April 30, 2014 prospectus.

**	Commencement of operations is October 31, 2013.

+	The Portfolio’s investment advisor has elected to change the Portfolio’s broad-based securities market index to the S&P Target Risk® Conservative Index (Total Return) from the S&P Target Risk® Moderate Index (Total Return). This index is more representative of the Portfolio’s investment objective.

The S&P Target Risk® Conservative Index (Total Return) emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

The Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

S&P 500 Daily Risk® Controlled 10% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.

S&P 500 Daily Risk® Controlled 12% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 12% level of volatility. Volatility is calculated as a function of historical returns.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Equity Funds	47.3%
Debt Funds	47.8%
Money Market Fund	1.6%
Other Assets Less Liabilities-Net-	3.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as December 31, 2014.

9

FVIT Select Advisor Managed Risk Portfolio
Portfolio Review
December 31, 2014 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

How did the Portfolio perform during the year?

In 2014, the Portfolio outperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 7.14% compared to a benchmark return of 4.49%, a positive difference of 265 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to equities and underweight to fixed income and cash versus the benchmark contributed positively to performance in 2014. Within the equity portion of the Portfolio, a significant overweight to U.S. equities, specifically large caps, and an underweight to U.S. small caps, international, and emerging markets stocks contributed positively during the year. Beginning in the third quarter, the U.S. small cap position was increased at the expense of going further underweight international equity, an allocation decision that also contributed positively to the Portfolio’s performance. While the managed risk strategy was a modest detractor to performance in 2014, the Portfolio held less cash than the benchmark as a result, and was therefore more fully invested in the U.S. equity market. The benefit of this allocation decision more than offset the modest cost of the hedge during 2014.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities and underweight fixed income and cash relative to the benchmark. The equity portion of the Portfolio continued to be significantly overweighted U.S. large caps and underweight international and emerging market equities versus the benchmark due to our perception of U.S. large caps’ higher growth rates, significant consumer benefit from lower energy prices, technological innovation, and reduced level of structural reforms that are necessary in Europe and Japan. We are keeping a close eye on relative valuations, earnings power, and the changes in currency rates for potential increased opportunities outside the U.S. We believe the rise in the U.S. dollar and slowing global growth will likely pose some near-term year over year earnings comparison issues for domestically based multinational large cap companies. As a result, the Portfolio ended the year with an increased weighting to U.S. small caps relative to most of 2014 given their improved relative valuations, reduced dependency on international sales, and lower relative exposure to energy vis-à-vis large capitalization stocks.

6106-NLD-2/9/2015
10

FVIT Select Advisor Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2014 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2014, as compared to its benchmark and blended benchmark:

	One	Performance
	Year	Since Inception**
FVIT Select Advisor Managed Risk Portfolio
Class II	7.14%	8.27%
S&P Target Risk® Moderate Index (Total Return)+	4.49%	5.32%
S&P Target Risk® Growth Index (Total Return)	6.30%	7.71%
Blended Index - 25% - Barclays Aggregate Bond Index
75% - S&P 500 Daily Risk Controlled 12% Index	7.58%	10.53%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.25% for Class II shares per the April 30, 2014 prospectus.

**	Commencement of operations is October 31, 2013.

+	The Portfolio’s investment advisor has elected to change the Portfolio’s broad-based securities market index to the S&P Target Risk® Moderate Index (Total Return ) from the S&P Target Risk® Growth Index (Total Return). This index is more representative of the Portfolio’s investment objective.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

The S&P Target Risk® Growth Index (Total Return) which offers increased exposure to equities, while also using some fixed income exposure to diversify risk.

The Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

S&P 500 Daily Risk® Controlled 12% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 12% level of volatility. Volatility is calculated as a function of historical returns.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Equity Funds	71.2%
Debt Funds	24.0%
Money Market Fund	0.6%
Other Assets Less Liabilities-Net-	4.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as December 31, 2014.

11

FVIT Franklin Dividend and Income Managed Risk Portfolio
Portfolio Review
December 31, 2014 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

How did the Portfolio perform during the year?

Since the Portfolio’s inception on April 30, 2014, the Portfolio outperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 5.70% compared to a benchmark return of 2.49%, a positive difference of 321 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to equities and underweight to fixed income and cash versus the benchmark contributed positively to performance from inception through December 31, 2014.

Within the equity portion of the Portfolio, outperformance versus the benchmark was driven by, several factors, including stock selection in the consumer discretionary and energy sectors, positioning in consumer staples and health care, and no exposure to the underperforming telecommunication services sector. Air Products and Chemicals (1.44% of net assets), an industrial gas producer, benefited from solid earnings performance. The share price rose sharply in June after the appointment of CEO Seifi Ghasemi and again in September when he announced his reorganization plan. The company has a 32-year history of increasing dividends. Shares of Medtronic (2.05% of net assets), a manufacturer of therapeutic and diagnostic medical products, rose based on the announcement of its acquisition of Covidien and subsequent tax inversion. The benefits from this deal included greater flexibility to use overseas cash, cost synergies and potential revenue synergies. In November, Medtronic also reported solid organic growth for the second quarter of fiscal year 2015. Becton, Dickinson & Co. (1.72% of net assets), a medical devices maker, reported solid results throughout the year, with its largest gain in response to the announcement that the company intended to buy CareFusion. The stock rose again in November after the announcement that the company intended to finance a portion of the acquisition through the repatriation of overseas cash, thereby taking on less debt and enabling greater cash accretion in the first year following the deal. Becton has raised its dividend for the past 41 years.

Top detractors from relative performance of the equity portion of the Portfolio during the period included the Portfolio’s positioning in the information technology, industrials and financials sectors. Oil services company Schlumberger (1.69% of net assets) shares’ strong price performance during the first half of 2014 reversed in the second half, ending down overall for the period as the oil price decline dragged down the oil service industry broadly. Schlumberger increased its dividend in eight of the past 10 years. Shares of Dover (1.61% of net assets), an industrial products and equipment manufacturer, declined sharply over the second half of 2014. Concerns regarding Dover’s exposure to energy end markets were the primary cause of its share price weakness, as investors worried the oil price decline would lead to a drop in U.S. shale production and hence, less demand for the company’s oil production equipment. Dover’s management expected its energy end markets to be a headwind in 2015. The company has raised dividends for the past 59 years. Shares of Pentair (2.12% of net assets), a manufacturer of water pumps and filtration systems, continued to struggle during the period, as ongoing weakness in the water transport business and concerns regarding the company’s exposure to oil and gas end markets were compounded by a reduction in previous 2014 and 2015 full-year earnings-per-share guidance. The reduced guidance was largely driven by management’s decision to sell the troubled water transport business; however, the weaker-than-anticipated global macroeconomic environment also contributed to the revision, as management struggled to fully offset economic headwinds with cost structure improvements. Pentair has 38 years of dividend increases. While the managed risk strategy was a modest detractor to performance in 2014, the Portfolio held less cash than the benchmark as a result, and was therefore more fully invested in the U.S. equity market. The benefit of this allocation decision more than offset the modest cost of the hedge during 2014.

12

FVIT Franklin Dividend and Income Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2014 (Unaudited)

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities and underweight fixed income and cash relative to the benchmark. The largest sector concentration in the equity portion of the Portfolio was industrials, followed by consumer staples and health care. Among the many positions initiated during the period, some of the largest purchases were Johnson & Johnson (2.50% of net assets), a health care products manufacturer; Roper Industries (2.45% of net assets), an industrial conglomerate; Praxair (2.33% of net assets), an industrial gas producer; United Technologies (2.22% of net assets), a building systems and aerospace products and services provider; Bunge (2.13% of net assets), a global agribusiness and food company; Schlumberger, an oilfield services company; Johnson Controls (2.01% of net assets), a building efficiency and auto components company; and Honeywell International (1.99% of net assets), a diversified technology manufacturer. We eliminated our position in Family Dollar Stores, and we reduced positions in International Business Machines (0.12% of net assets) and Air Products & Chemicals.

6106-NLD-2/9/2015

13

FVIT Franklin Dividend and Income Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2014 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2014, as compared to its benchmark+ and blended benchmark:

Performance
Since Inception**
FVIT Franklin Dividend and Income Managed Risk Portfolio
Class II	5.70%
S&P Target Risk® Moderate Index (Total Return)+	2.49%
S&P Target Risk® Growth Index (Total Return)	4.01%
Blended Index - 25% - Barclays Aggregate Bond Index
75% - S&P 500 Daily Risk Controlled 12% Index	6.70%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.20% for Class II shares per the April 30, 2014 prospectus.

**	Commencement of operations is April 30, 2014.

+	The Portfolio’s investment advisor has elected to change the Portfolio’s broad-based securities market index to the S&P Target Risk® Moderate Index (Total Return) from the S&P Target Risk® Growth Index (Total Return). This index is more representative of the Portfolio’s investment objective.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

The S&P Target Risk® Growth Index (Total Return) which offers increased exposure to equities, while also using some fixed income exposure to diversify risk.

The Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

S&P 500 Daily Risk® Controlled 12% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 12% level of volatility. Volatility is calculated as a function of historical returns.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	70.6%
Debt Fund	23.3%
Money Market Fund	2.9%
Other Assets Less Liabilities-Net-	3.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as December 31, 2014.

14

FVIT Growth Managed Risk Portfolio
Portfolio Review
December 31, 2014 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

How did the Portfolio perform during the year?

Since the Portfolio’s inception on April 30, 2014, the Portfolio outperformed its reference benchmark, the S&P Target Risk Growth Index. The Portfolio posted a return of 4.90% compared to a benchmark return of 4.01%, a positive difference of 89 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to equities and underweight to fixed income and cash versus the benchmark contributed positively to performance from inception through December 31, 2014. Within the equity portion of the Portfolio, a significant overweight to U.S. equities, specifically large caps, and an underweight to U.S. small caps, international, and emerging markets stocks contributed positively during the year. Beginning in the third quarter, the U.S. small cap position was increased at the expense of going further underweight international equity, an allocation decision that also contributed positively to the Portfolio’s performance. Within the fixed income portion of the Portfolio, a small overweight to high yield through much of the period detracted slightly from performance. Toward the end of 2014, the overweight to high yield was reduced - eventually the position was eliminated altogether in the middle of the fourth quarter 2014 - in favor of cash/U.S. government securities owing to our view that the decline in energy prices could have a disproportionately negative affect on the high yield sector. This allocation decision contributed positively to Portfolio performance while modestly reducing duration. While the managed risk strategy was a modest detractor to performance in 2014, the Portfolio held less cash than the benchmark as a result, and was therefore more fully invested in the U.S. equity market. The benefit of this allocation decision more than offset the modest cost of the hedge during 2014.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities and underweight fixed income and cash relative to the benchmark. The equity portion of the Portfolio was significantly overweight U.S. equities and underweight international and emerging market equities versus the benchmark due to our perception of higher growth rates, significant consumer benefit from lower energy prices, technological innovation, and reduced level of structural reforms that are necessary in Europe and Japan. We are keeping a close eye on relative valuations, earnings power, and the changes in currency rates for potential increased opportunities outside the U.S. We believe the rise in the U.S. dollar and slowing global growth will likely pose some near-term year-over-year earnings comparison issues for domestically based multinational large cap companies. As a result, the Portfolio ended the year with an increased weighting to U.S. small caps relative to most of 2014 given their improved relative valuations, reduced dependency on international sales, and lower relative exposure to energy vis-à-vis large capitalization stocks. The fixed income portion of the Portfolio remained underweight high yield as we believe this asset class has the greatest exposure to the decline in energy prices.

6106-NLD-2/9/2015
15

FVIT Growth Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2014 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2014, as compared to its benchmark and blended benchmark:

Performance
Since Inception**
FVIT Growth Managed Risk Portfolio
Class II	4.90%
S&P Target Risk® Growth Index (Total Return)	4.01%
Blended Index - 15% - Barclays Aggregate Bond Index
35% - S&P 500 Daily Risk Controlled 10% Index
50% - S&P 500 Daily Risk Controlled 12% Index	6.72%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.05% for Class II shares per the April 30, 2014 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Growth Index (Total Return) which offers increased exposure to equities, while also using some fixed income exposure to diversify risk.

The Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

S&P 500 Daily Risk® Controlled 10% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.

S&P 500 Daily Risk® Controlled 12% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 12% level of volatility. Volatility is calculated as a function of historical returns.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Equity Funds	80.9%
Debt Funds	14.6%
Money Market Fund	2.6%
Other Assets Less Liabilities-Net-	1.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as December 31, 2014.

16

FVIT Moderate Growth Managed Risk Portfolio
Portfolio Review
December 31, 2014 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

How did the Portfolio perform during the year?

Since the Portfolio’s inception on April 30, 2014, the Portfolio outperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 5.00% compared to a benchmark return of 2.49%, a positive difference of 251 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to equities and underweight to fixed income and cash versus the benchmark contributed positively to performance from inception through December 31, 2014. Within the equity portion of the Portfolio, a significant overweight to U.S. equities, specifically large caps, and an underweight to U.S. small caps, international, and emerging markets stocks contributed positively during the year. Beginning in the third quarter, the U.S. small cap position was increased at the expense of going further underweight international equity, an allocation decision that also contributed positively to the Portfolio’s performance. Within the fixed income portion of the Portfolio, a small overweight to high yield through much of the period detracted slightly from performance. Toward the end of 2014, the overweight to high yield was reduced - eventually the position was eliminated altogether in the middle of the fourth quarter 2014 - in favor of cash/U.S. government securities owing to our view that the decline in energy prices could have a disproportionately negative affect on the high yield sector. This allocation decision contributed positively to Portfolio performance while modestly reducing duration. While the managed risk strategy was a modest detractor to performance in 2014, the Portfolio held less cash than the benchmark as a result, and was therefore more fully invested in the U.S. equity market. The benefit of this allocation decision more than offset the modest cost of the hedge during 2014.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities and underweight fixed income and cash relative to the benchmark. The equity portion of the Portfolio was significantly overweight U.S. equities and underweight international and emerging market equities versus the benchmark due to our perception of higher growth rates, significant consumer benefit from lower energy prices, technological innovation, and reduced level of structural reforms that are necessary in Europe and Japan. We are keeping a close eye on relative valuations, earnings power, and the changes in currency rates for potential increased opportunities outside the U.S. We believe the rise in the U.S. dollar and slowing global growth will likely pose some near-term year-over-year earnings comparison issues for domestically based multinational large cap companies. As a result, the Portfolio ended the year with an increased weighting to U.S. small caps relative to most of 2014 given their improved relative valuations, reduced dependency on international sales, and lower relative exposure to energy vis-à-vis large capitalization stocks. The fixed income portion of the Portfolio was underweight high yield, as we believe this asset class has the greatest exposure to the decline in energy prices, and cash/short-term U.S. government securities.

6106-NLD-2/9/2015
17

FVIT Moderate Growth Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2014 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2014, as compared to its benchmark and blended benchmark:

Performance
Since Inception**
FVIT Moderate Growth Managed Risk Portfolio
Class II	5.00%
S&P Target Risk® Moderate Index (Total Return)	2.49%
Blended Index - 35% - Barclays Aggregate Bond Index
10% - S&P 500 Daily Risk® Controlled 10% Index
55% - S&P 500 Daily Risk® Controlled 12% Index	6.14%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.05% for Class II shares per the April 30, 2014 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

The Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

S&P 500 Daily Risk® Controlled 10% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.

S&P 500 Daily Risk® Controlled 12% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 12% level of volatility. Volatility is calculated as a function of historical returns.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Equity Funds	61.4%
Debt Funds	33.4%
Money Market Fund	2.2%
Other Assets Less Liabilities-Net-	3.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as December 31, 2014.

18

FVIT American Funds® Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value
	VARIABLE INSURANCE TRUSTS - 93.4%
	DEBT FUNDS - 34.5%
3,266,967	American Funds Insurance Series - Bond Fund - Class 1	$36,197,998
323,785	American Funds Insurance Series - U.S. Government/AAA Rated Securities Fund - Class I	4,014,930
		40,212,928

	EQUITY FUNDS - 58.9%
1,543,869	American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	22,679,441
206,884	American Funds Insurance Series - Global Growth and Income Fund - Class 1	2,643,983
211,247	American Funds Insurance Series - Growth Fund - Class 1	16,931,476
500,156	American Funds Insurance Series - Growth-Income Fund - Class 1	26,388,206
		68,643,106
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $107,656,951)	108,856,034

	SHORT-TERM INVESTMENTS - 5.3%
	MONEY MARKET FUND - 5.3%
6,176,241	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.07% (a)(Cost - $6,176,241)	6,176,241

	TOTAL INVESTMENTS - 98.7% (Cost - $113,833,192)(b)	$115,032,275
	OTHER ASSETS LESS LIABILITIES - NET - 1.3%	1,456,536
	TOTAL NET ASSETS - 100.0%	$116,488,811

(a)	Money market rate shown represents the rate at December 31, 2014.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $113,880,063 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,320,568
Unrealized Depreciation:	(168,356)
Net Unrealized Appreciation:	$1,152,212

		Unrealized
		Appreciation/
Contracts		(Depreciation)
	OPEN LONG FUTURES CONTRACTS
4	MSCI EAFE Index Mini Future March 2015
	(Underlying Face Amount at Value $351,580)	$(5,420)
3	MSCI Emerging Market E-Mini Future March 2015
	(Underlying Face Amount at Value $143,655)	1,305
1	Russell 2000 Index Mini March 2015
	(Underlying Face Amount at Value $120,070)	980
23	S&P 500 E-Mini March 2015
	(Underlying Face Amount at Value $2,360,375)	(20,413)
2	S&P Midcap 400 E-Mini Future March 2015 (Underlying Face Amount at Value $289,720)	1,580
	NET UNREALIZED DEPRECIATION OF OPEN LONG FUTURES CONTRACTS	$(21,968)

See accompanying notes to financial statements.

19

FVIT BlackRock Global Allocation Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value
	VARIABLE INSURANCE TRUSTS - 87.1%
	ASSET ALLOCATION FUND - 87.1%
9,467,233	BlackRock Global Allocation V.I. Fund - Class 1 (Cost - $168,997,175) ^	$153,653,197

	SHORT-TERM INVESTMENTS - 9.1%
	MONEY MARKET FUND - 9.1%
16,038,961	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.07% (a)(Cost - $16,038,961)	16,038,961

	TOTAL INVESTMENTS - 96.2% (Cost - $185,036,136)(b)	$169,692,158
	OTHER ASSETS LESS LIABILITIES - NET - 3.8%	6,723,066
	TOTAL NET ASSETS - 100.0%	$176,415,224

(a)	Money market rate shown represents the rate at December 31, 2014.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $185,036,136 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	(15,343,978)
Net Unrealized Depreciation:	$(15,343,978)

^	A portion of this investment is considered illiquid. This represents $22,183,456 or 12.57% of net assets as of December 31, 2014.

		Unrealized
		Appreciation/
Contracts		(Depreciation)
	OPEN LONG FUTURES CONTRACTS
11	MSCI EAFE Index Mini Future March 2015 (Underlying Face Amount at Value $966,845)	$(16,060)
23	MSCI Emerging Market E-Mini Future March 2015 (Underlying Face Amount at Value $1,101,355)	10,865
26	S&P 500 E-Mini March 2015 (Underlying Face Amount at Value $2,668,250)	(30,438)
2	S&P Midcap 400 E-mini Future March 2015 (Underlying Face Amount at Value $289,720)	410

	NET UNREALIZED DEPRECIATION ON OPEN LONG FUTURES CONTRACTS	$(35,223)

See accompanying notes to financial statements.

20

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value
	COMMON STOCKS - 59.2%
	ADVERTISING - 0.1%
5,209	The Interpublic Group of Cos., Inc.	$108,191

	AEROSPACE/DEFENSE - 1.2%
1,189	General Dynamics Corp.	163,630
1,180	Lockheed Martin Corp.	227,233
2,628	Raytheon Co.	284,271
3,517	United Technologies Corp.	404,455
		1,079,589
	AGRICULTURE - 1.0%
12,395	Altria Group, Inc.	610,702
4,597	Lorillard, Inc.	289,335
		900,037
	AIRLINES - 0.1%
830	American Airlines Group, Inc.	44,513
650	United Continental Holdings, Inc. *	43,478
		87,991
	APPAREL - 0.5%
976	Ralph Lauren Corp.	180,716
3,170	VF Corp.	237,433
		418,149
	BANKS - 4.3%
26,073	Citigroup, Inc.	1,410,810
2,089	Northern Trust Corp.	140,799
9,161	The PNC Financial Services Group, Inc.	835,758
25,963	Wells Fargo & Co.	1,423,292
		3,810,659
	BEVERAGES - 2.1%
4,280	Anheuser-Busch InBev - ADR	480,730
25,194	The Coca-Cola Co.	1,063,691
3,162	Monster Beverage Corp. *	342,603
		1,887,024
	BIOTECHNOLOGY - 1.0%
1,307	Achillion Pharmaceuticals, Inc. *	16,011
800	Affimed NV *	4,960
321	Alnylam Pharmaceuticals, Inc. *	31,137
6,190	Arena Pharmaceuticals, Inc. *	21,479
300	Bellicum Pharmaceuticals, Inc. *	6,912
2,894	BioCryst Pharmaceuticals, Inc. *	35,191
2,228	Gilead Sciences, Inc. *	210,011
2,840	GlycoMimetics, Inc. *	20,448
190	Incyte Corp Ltd. *	13,891
400	Juno Therapeutics, Inc. *	20,888
185	Karyopharm Therapeutics, Inc. *	6,925

See accompanying notes to financial statements.

21

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Shares		Value
	BIOTECHNOLOGY - 1.0% (Continued)
380	Kite Pharma, Inc. *	$21,915
2,821	Novavax, Inc. *	16,728
1,315	NPS Pharmaceuticals, Inc. *	47,038
502	PTC Therapeutics, Inc. *	25,988
23	Puma Biotechnology, Inc. *	4,353
858	Regeneron Pharmaceuticals, Inc. *	351,994
550	Ultragenyx Pharmaceutical, Inc. *	24,134
		880,003
	BUILDING MATERIALS - 0.1%
3,487	Boise Cascade Co. *	129,542

	CHEMICALS - 1.0%
1,971	Cabot Corp.	86,448
1,873	Celanese Corp.	112,305
1,371	LyondellBasell Industries	108,844
3,205	The Dow Chemical Co.	146,180
2,770	The Mosaic Co.	126,450
978	The Sherwin-Williams Co.	257,253
		837,480
	COAL - 0.1%
2,377	CONSOL Energy, Inc.	80,366

	COMMERCIAL SERVICES - 1.4%
3,190	Automatic Data Processing, Inc.	265,950
1,883	Equifax, Inc.	152,278
2,797	EVERTEC, Inc.	61,898
1,509	Global Payments, Inc.	121,822
2,366	Heartland Payment Systems, Inc.	127,646
1,422	ManpowerGroup, Inc.	96,938
540	McGraw Hill Financial, Inc.	48,049
878	Robert Half International, Inc.	51,258
3,228	TriNet Group, Inc. *	100,972
1,895	WEX, Inc. *	187,453
		1,214,264
	COMPUTERS - 5.0%
3,253	Accenture PLC - Cl. A	290,525
26,441	Apple, Inc.	2,918,558
872	Cadence Design Systems, Inc. *	16,542
4,398	Cognizant Technology Solutions Corp. - Cl. A *	231,599
10,460	Genpact Ltd. *	198,008
7,100	Hewlett-Packard Co.	284,923
4,189	Western Digital Corp.	463,722
		4,403,877

See accompanying notes to financial statements.

22

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Shares		Value
	COSMETICS/PERSONAL CARE - 0.4%
1,054	Colgate-Palmolive Co.	$72,926
7,818	Coty, Inc. - Cl. A	161,520
1,090	The Estee Lauder Cos., Inc.	83,058
		317,504
	DIVERSIFIED FINANCIAL SERVICES - 2.2%
2,355	Ameriprise Financial, Inc.	311,449
511	BlackRock, Inc. - Cl. A	182,713
2,320	Janus Capital Group, Inc.	37,422
1,970	Legg Mason, Inc.	105,139
1,074	Moelis & Co. - Cl. A	37,515
1,385	Raymond James Financial, Inc.	79,347
24,961	Santander Consumer USA Holdings, Inc.	489,485
1,048	TD Ameritrade Holding Corp.	37,497
70	Virtus Investment Partners, Inc.	11,934
2,415	Visa, Inc. - Cl. A	633,213
4,094	WisdomTree Investments, Inc.	64,173
		1,989,887
	ELECTRIC - 2.8%
2,874	Ameren Corp.	132,578
730	American Electric Power Co., Inc.	44,326
1,478	DTE Energy Co.	127,655
5,853	Duke Energy Corp.	488,960
2,983	Edison International	195,327
4,428	Exelon Corp.	164,190
720	FirstEnergy Corp.	28,073
1,954	ITC Holdings Corp.	79,000
4,434	NextEra Energy, Inc.	471,290
2,238	Northeast Utilities	119,778
1,104	NRG Energy, Inc.	29,753
3,088	PG&E Corp.	164,405
1,342	Pinnacle West Capital Corp.	91,672
1,463	Public Service Enterprise Group, Inc.	60,583
5,576	The Southern Co.	273,837
		2,471,427
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
1,205	Energizer Holdings, Inc.	154,915
690	SunPower Corp. *	17,823
		172,738
	ELECTRONICS - 1.0%
2,095	Agilent Technologies, Inc.	85,769
6,142	Honeywell International, Inc.	613,709
1,723	Thermo Fisher Scientific, Inc.	215,875
		915,353

See accompanying notes to financial statements.

23

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Shares		Value
	ENGINEERING & CONSTRUCTION - 0.1%
1,835	AECOM Technology Corp. *	$55,729

	ENTERTAINMENT - 0.0%
952	National CineMedia, Inc.	13,680

	FOOD - 1.0%
18,992	Mondelez International, Inc. - Cl. A	689,884
3,094	Post Holdings, Inc. *	129,608
5,823	SunOpta, Inc. *	69,003
		888,495
	FOREST PRODUCTS & PAPER - 0.3%
4,808	International Paper Co.	257,613

	HEALTHCARE-PRODUCTS - 2.2%
5,963	Covidien PLC	609,896
9,007	Medtronic, Inc.	650,305
1,296	Ocular Therapeutix, Inc. *	30,482
5,969	St. Jude Medical, Inc.	388,164
2,616	Stryker Corp.	246,767
		1,925,614
	HEALTHCARE-SERVICES - 1.4%
4,384	Aetna, Inc.	389,431
2,335	Cigna Corp.	240,295
5,395	HCA Holdings, Inc. *	395,939
2,378	UnitedHealth Group, Inc.	240,392
		1,266,057
	HOME FURNISHINGS - 0.3%
2,183	Tempur Sealy International, Inc. *	119,868
740	Whirlpool Corp.	143,368
		263,236
	HOUSEHOLD PRODUCTS/WARES - 0.1%
1,030	Church & Dwight Co., Inc.	81,174

	INSURANCE - 3.5%
12,128	American International Group, Inc.	679,289
9,736	Assured Guaranty Ltd.	253,039
10,004	Hartford Financial Services Group, Inc.	417,067
10,068	Marsh & McLennan Cos., Inc.	576,292
6,276	Principal Financial Group, Inc.	325,975
3,448	Prudential Financial, Inc.	311,906
3,901	The Allstate Corp.	274,045
8,706	XL Group PLC	299,225
		3,136,838

See accompanying notes to financial statements.

24

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Shares		Value
	INTERNET - 1.2%
1,447	Amazon.com, Inc. *	$449,076
5,135	Facebook, Inc. - Cl. A *	400,633
240	Google, Inc. - Cl. A *	127,358
240	Netflix, Inc. *	81,986
		1,059,053
	IRON/STEEL - 0.1%
1,037	Allegheny Technologies, Inc.	36,056
500	Nucor Corp.	24,525
830	Reliance Steel & Aluminum Co.	50,854
		111,435
	LEISURE TIME - 0.6%
2,183	Arctic Cat, Inc.	77,496
5,358	Harley-Davidson, Inc.	353,146
1,691	Norwegian Cruise Line Holdings, Ltd. *	79,071
		509,713
	LODGING - 0.3%
1,128	Las Vegas Sands Corp.	65,604
2,444	Wyndham Worldwide Corp.	209,597
		275,201
	MEDIA - 2.3%
3,011	Charter Communications, Inc. *	501,693
14,967	Comcast Corp.	868,236
2,083	Markit Ltd. *	55,054
3,304	Nielsen	147,788
1,660	The Walt Disney Co.	156,355
8,093	Twenty-First Century Fox, Inc.	310,812
		2,039,938
	METAL FABRICATE/HARDWARE - 0.2%
892	Precision Castparts Corp.	214,865

	MINING - 0.1%
3,721	Luxfer Holdings PLC - ADR	55,555

	MISCELLANEOUS MANUFACTURING - 2.0%
8,077	Danaher Corp.	692,280
2,355	Dover Corp.	168,901
3,774	Eaton Corp. PLC	256,481
4,272	Illinois Tool Works, Inc.	404,558
4,081	Pentair - PLC	271,060
		1,793,280
	OIL & GAS - 3.0%
3,048	Anadarko Petroleum Corp.	251,460
2,623	Chevron Corp.	294,248
28,794	Cobalt International Energy, Inc. *	255,979

See accompanying notes to financial statements.

25

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Shares		Value
	OIL & GAS - 3.0% (Continued)
2,400	Concho Resources, Inc. *	$239,400
1,715	Diamondback Energy, Inc. *	102,523
2,202	EOG Resources, Inc.	202,738
5,220	Exxon Mobil Corp.	482,589
4,160	Memorial Resource Development Corp. *	75,005
1,138	Noble Energy, Inc.	53,975
6,557	Patterson-UTI Energy, Inc.	108,781
2,398	Pioneer Natural Resources Co.	356,942
2,395	Rice Energy, Inc. *	50,223
6,240	Whiting Petroleum Corp. *	205,920
		2,679,783
	OIL & GAS SERVICES - 0.3%
3,304	Baker Hughes, Inc.	185,255
1,147	Halliburton Co.	45,111
1,310	RPC, Inc.	17,082
		247,448
	PACKAGING & CONTAINERS - 0.4%
4,447	Ball Corp.	303,152
3,152	Owens-Illinois, Inc. *	85,072
		388,224
	PHARMACEUTICALS - 4.3%
2,460	Abbott Laboratories	110,749
1,220	Achaogen, Inc. *	15,921
1,418	Actavis PLC *	365,007
783	Aerie Pharmaceuticals, Inc. *	22,856
4,511	Alkermes PLC *	264,164
4,010	AstraZeneca PLC - ADR	282,224
11,485	Bristol-Myers Squibb Co.	677,960
2,123	Cardinal Health, Inc.	171,390
4,651	Ironwood Pharmaceuticals, Inc. - Cl. A *	71,253
4,569	Johnson & Johnson	477,780
1,783	McKesson Corp.	370,115
11,282	Merck & Co., Inc.	640,705
612	Otonomy, Inc. *	20,398
2,417	Prestige Brands Holdings, Inc. *	83,918
1,115	Regulus Therapeutics, Inc. *	17,885
677	Relypsa, Inc. *	20,852
784	TESARO, Inc. *	29,157
871	Tetraphase Pharmaceuticals, Inc. *	34,587
4,459	Trevena, Inc. *	26,665
2,121	Zoetis, Inc. - Cl. A	91,267
		3,794,853

See accompanying notes to financial statements.

26

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Shares		Value
	PIPELINES - 0.6%
8,513	Enbridge, Inc.	$437,653
2,361	Kinder Morgan, Inc.	99,894
976	The Williams Cos., Inc.	43,861
		581,408
	REAL ESTATE INVESTMENT TRUSTS - 1.9%
3,944	American Tower Corp.	389,864
2,628	AvalonBay Communities, Inc.	429,389
1,369	Public Storage	253,060
1,044	Simon Property Group, Inc.	190,123
1,904	SL Green Realty Corp.	226,614
6,321	Weyerhaeuser Co.	226,861
		1,715,911
	RETAIL - 4.1%
3,088	Advance Auto Parts, Inc.	491,857
287	AutoZone, Inc. *	177,685
5,609	CVS Health Corp.	540,203
2,768	L Brands, Inc.	239,570
13,440	Lowe’s Cos., Inc.	924,672
1,361	Nu Skin Enterprises, Inc.	59,476
2,019	Ross Stores, Inc.	190,311
2,297	Signet Jewelers Ltd.	302,216
4,043	Starbucks Corp.	331,728
4,654	Walgreen Boots Alliance, Inc.	354,635
		3,612,353
	SEMICONDUCTORS - 1.4%
6,765	Applied Materials, Inc.	168,584
360	First Solar, Inc. *	16,054
13,197	Freescale Semiconductor Ltd. *	332,960
17,038	Intel Corp.	618,309
951	Lam Research Corp.	75,452
		1,211,359
	SOFTWARE - 1.4%
829	Envestnet, Inc. *	40,737
25,963	Microsoft Corp.	1,205,981
		1,246,718
	TELECOMMUNICATIONS - 1.0%
32,406	Cisco Systems, Inc.	901,373

	TEXTILES - 0.1%
830	Mohawk Industries, Inc. *	128,949

	TRANSPORTATION - 0.5%
560	Echo Global Logistics, Inc. *	16,352
1,133	FedEx Corp.	196,757
552	JB Hunt Transport Services, Inc.	46,506

See accompanying notes to financial statements.

27

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Shares		Value
	TRANSPORTATION - 0.5% (continued)
487	Kansas City Southern	$59,429
619	Norfolk Southern Corp.	67,849
1,912	Swift Transportation Co. - Cl. A *	54,741
		441,634

	TOTAL COMMON STOCKS (Cost - $48,750,963)	52,601,570

	PREFERRED STOCK - 0.1%
	TELECOMMUNICATIONS - 0.1%
3,000	Verizon Communications, Inc. * (Cost $75,000)	78,540

	EXCHANGE TRADED FUND - 2.5%
	EQUITY FUND - 2.5%
10,919	SPDR S&P 500 ETF Trust (Cost - $2,143,237)	2,243,854

Principal		Coupon
Amount ($)		Rate (%)	Maturity
	ASSET BACKED SECURITIES - 2.5%
$101,000	Ally Master Owner Trust	1.3300	3/15/2019	100,780
100,000	Ally Master Owner Trust	1.6000	10/15/2019	99,730
116,000	AmeriCredit Automobile Receivables Trust 2013-5	1.5200	1/8/2019	116,134
55,000	AmeriCredit Automobile Receivables Trust 2014-1	0.9000	2/8/2019	54,870
60,000	AmeriCredit Automobile Receivables Trust 2014-1	2.1500	3/9/2020	59,925
45,000	AmeriCredit Automobile Receivables Trust 2014-2	1.6000	7/8/2019	44,741
100,000	CarMax Auto Owner Trust 2013-4	1.9500	9/16/2019	99,344
150,000	Cent CLO 20 Ltd (a)	1.7136	1/25/2026	148,710
65,000	First Investors Auto Owner Trust 2014-3 (a)	1.6700	11/16/2020	64,805
100,000	Ford Credit Auto Owner Trust 2012-A	1.8800	8/15/2017	101,043
100,000	Ford Credit Auto Owner Trust 2014-A	1.9000	9/15/2019	100,288
100,000	Ford Credit Floorplan Master Owner Trust A (a)	2.0900	3/15/2022	98,979
100,000	Ford Credit Floorplan Master Owner Trust A	2.3100	2/15/2021	100,268
100,000	Hyundai Auto Receivables Trust 2013-A	1.1300	9/17/2018	99,562
60,000	Hyundai Auto Receivables Trust 2013-B	1.4500	2/15/2019	59,858
91,000	Hyundai Auto Receivables Trust 2013-B	1.7100	2/15/2019	90,770
57,000	Hyundai Auto Receivables Trust 2014-B	2.1000	11/15/2019	57,008
250,000	Madison Park Funding XV Ltd (a)	2.6400	1/27/2026	250,000
100,000	Prestige Auto Receivables Trust 2014-1 (a)	1.9100	4/15/2020	99,613
70,000	Santander Drive Auto Receivables Trust	1.9400	3/15/2018	70,478
45,000	Santander Drive Auto Receivables Trust 2013-2	2.5700	3/15/2019	45,552
35,000	Santander Drive Auto Receivables Trust 2013-5	2.2500	6/17/2019	35,336
35,000	Santander Drive Auto Receivables Trust 2014-1	2.3600	4/15/2020	35,196
75,000	Santander Drive Auto Receivables Trust 2014-2	1.6200	2/15/2019	75,012
35,000	Santander Drive Auto Receivables Trust 2014-4	1.8200	5/15/2019	35,013
35,000	Westlake Automobile Receivables Trust 2014-2 (a)	0.9700	10/16/2017	35,001
	TOTAL ASSET BACKED SECURITIES (Cost - $2,176,883)			2,178,016

See accompanying notes to financial statements.

28

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Principal		Coupon
Amount ($)		Rate (%)	Maturity	Value
	CORPORATE BONDS - 5.3%
	AEROSPACE/DEFENSE - 0.1%
$50,000	Lockheed Martin Corp.	6.1500	9/1/2036	$65,269

	AUTO MANUFACTURERS - 0.1%
100,000	Nissan Motor Acceptance Corp. (a)	2.6500	9/26/2018	101,828

	BANKS - 1.2%
160,000	Bank of America Corp.	4.2000	8/26/2024	162,996
100,000	Barclays Bank PLC	5.1400	10/14/2020	107,549
150,000	BB&T Corp.	2.4500	1/15/2020	149,389
50,000	BNP Paribas SA	2.3750	9/14/2017	50,855
50,000	Citigroup, Inc.	4.0500	7/30/2022	51,733
55,000	Citigroup, Inc.	5.5000	9/13/2025	60,858
50,000	Credit Suisse	5.4000	1/14/2020	55,914
45,000	Deutsche Bank AG	3.7000	5/30/2024	45,665
60,000	HSBC Holdings PLC	4.0000	3/30/2022	63,858
110,000	Morgan Stanley	3.8750	4/29/2024	112,864
55,000	The Goldman Sachs Group, Inc.	4.8000	7/8/2044	58,909
50,000	The Goldman Sachs Group, Inc.	6.7500	10/1/2037	62,869
50,000	The PNC Financial Services Group, Inc.	3.9000	4/29/2024	50,818
35,000	Wells Fargo & Co.	4.1000	6/3/2026	35,772
				1,070,049
	BIOTECHNOLOGY - 0.1%
50,000	Celgene Corp.	3.6250	5/15/2024	51,056
20,000	Gilead Sciences, Inc.	3.5000	2/1/2025	20,528
10,000	Gilead Sciences, Inc.	4.5000	2/1/2045	10,688
				82,272
	CHEMICALS - 0.2%
55,000	Agrium, Inc.	7.1250	5/23/2036	71,573
50,000	LYB International Finance BV	4.8750	3/15/2044	51,438
40,000	Monsanto Co.	3.3750	7/15/2024	40,643
				163,654
	COMMERCIAL SERVICES - 0.1%
50,000	ERAC USA Finance, LLC (a)	3.3000	10/15/2022	49,579

	COMPUTERS - 0.1%
65,000	EMC Corp.	2.6500	6/1/2020	64,687
60,000	Hewlett-Packard Co.	4.0500	9/15/2022	60,954
				125,641
	DIVERSIFIED FINANCIAL SERVICES - 0.3%
50,000	American Express Co.	1.5500	5/22/2018	49,525
100,000	Ford Motor Credit Co., LLC	6.6250	8/15/2017	111,476
80,000	General Electric Capital Corp.	6.8750	1/10/2039	113,161
30,000	Synchrony Financial	3.7500	8/15/2021	30,645
				304,807

See accompanying notes to financial statements.

29

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Principal		Coupon
Amount ($)		Rate (%)	Maturity	Value
	ELECTRIC - 0.4%
$60,000	Consolidated Edison Co. of New York, Inc.	4.6250	12/1/2054	$65,711
125,000	Dominion Gas Holdings, LLC	3.6000	12/15/2024	127,156
50,000	Duke Energy Corp.	3.7500	4/15/2024	52,011
75,000	Pacific Gas & Electric Co.	3.4000	8/15/2024	75,897
50,000	PPL Capital Funding, Inc.	3.5000	12/1/2022	50,641
				371,416
	ENGINEERING & CONSTRUCTION - 0.1%
50,000	SBA Tower Trust (a)	2.8980	10/15/2019	50,131

	FOOD - 0.1%
50,000	Mondelez International, Inc.	6.5000	2/9/2040	66,637
15,000	Tyson Foods, Inc.	2.6500	8/15/2019	15,137
				81,774
	HEALTHCARE-PRODUCTS - 0.1%
55,000	Medtronic, Inc. (a)	3.5000	3/15/2025	56,263
30,000	Medtronic, Inc. (a)	4.3750	3/15/2035	31,826
				88,089
	HEALTHCARE-SERVICES - 0.2%
75,000	Anthem, Inc.	3.5000	8/15/2024	75,544
25,000	Dignity Health	3.8120	11/1/2024	25,760
100,000	The City of Hope	5.6230	11/15/2043	119,956
				221,260
	INSURANCE - 0.2%
75,000	ACE INA Holdings, Inc.	3.3500	5/15/2024	75,787
50,000	American International Group, Inc.	4.8750	6/1/2022	56,167
50,000	The Hartford Financial Services Group, Inc.	5.5000	3/30/2020	56,504
				188,458
	INTERNET - 0.1%
75,000	Amazon.com, Inc.	4.8000	12/5/2034	78,730

	MEDIA - 0.3%
50,000	21st Century Fox America, Inc. (a)	3.7000	9/15/2024	51,431
30,000	DIRECTV Holdings, LLC / DIRECTV Financing Co., Inc.	3.9500	1/15/2025	30,236
100,000	NBCUniversal Media, LLC	2.8750	1/15/2023	99,901
50,000	Time Warner, Inc.	4.8750	3/15/2020	55,016
50,000	Viacom, Inc.	4.2500	9/1/2023	51,555
				288,139
	MINING - 0.1%
50,000	Barrick Gold Corp.	3.8500	4/1/2022	48,117

	MISCELLANEOUS MANUFACTURING - 0.1%
10,000	Parker-Hannifin Corp.	4.4500	11/21/2044	10,781
50,000	Pentair Finance SA	3.1500	9/15/2022	49,113
				59,894

See accompanying notes to financial statements.

30

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Principal		Coupon
Amount ($)		Rate (%)	Maturity	Value
	OIL & GAS - 0.4%
$50,000	Cenovus Energy, Inc.	3.8000	9/15/2023	48,825
70,000	ConocoPhillips Co.	2.8750	11/15/2021	70,698
50,000	Marathon Oil Corp.	5.9000	3/15/2018	55,575
20,000	Phillips 66	4.8750	11/15/2044	20,471
50,000	Rowan Cos., Inc.	4.7500	1/15/2024	47,193
60,000	Suncor Energy, Inc.	3.6000	12/1/2024	59,289
50,000	Talisman Energy, Inc.	6.2500	2/1/2038	50,761
				352,812
	PHARMACEUTICALS - 0.1%
50,000	Actavis Funding SCS	3.8500	6/15/2024	50,255
35,000	Cardinal Health, Inc.	4.5000	11/15/2044	36,038
60,000	Express Scripts Holding Co.	3.5000	6/15/2024	59,790
				146,083
	PIPELINES - 0.1%
50,000	DCP Midstream, LLC (a)	5.3500	3/15/2020	52,332
30,000	Plains All American Pipeline LP / PAA Finance Corp	4.9000	2/15/2045	30,487
				82,819
	REAL ESTATE - 0.1%
85,000	Scentre Group Trust 1 / Scentre Group Trust 2 (a)	2.3750	11/5/2019	84,380

	REAL ESTATE INVESTMENT TRUSTS - 0.2%
75,000	American Tower Corp.	3.4500	9/15/2021	73,736
50,000	AvalonBay Communities, Inc.	2.9500	9/15/2022	48,706
75,000	HCP, Inc.	3.8750	8/15/2024	76,186
				198,628
	RETAIL - 0.2%
50,000	AutoZone, Inc.	2.8750	1/15/2023	48,122
50,000	CVS Health Corp.	4.0000	12/5/2023	52,914
100,000	The Home Depot, Inc.	2.0000	6/15/2019	100,245
				201,281
	TELECOMMUNICATIONS - 0.1%
50,000	Verizon Communications, Inc.	6.4000	9/15/2033	61,589

	TOYS/GAMES/HOBBIES - 0.1%
50,000	Mattel, Inc.	2.3500	5/6/2019	49,823

	TRANSPORTATION - 0.1%
50,000	FedEx Corp.	8.0000	1/15/2019	60,868

See accompanying notes to financial statements.

31

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Principal		Coupon
Amount ($)		Rate (%)	Maturity	Value

	TRUCKING & LEASING - 0.1%
$50,000	Penske Truck Leasing Co Lp / PTL Finance Corp. (a)	4.8750	7/11/2022	$53,861

	TOTAL CORPORATE BONDS (Cost $4,699,867)			4,731,251

	COMMERCIAL MORTGAGE BACKED SECURITIES - 0.9%
130,000	COMM 2013-CCRE8 Mortgage Trust	3.3340	6/10/2046	134,136
32,334	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8	5.3990	5/15/2045	34,022
75,000	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC19^	5.6975	2/12/2049	80,462
115,000	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC20^	5.7940	2/12/2051	124,620
100,000	LB-UBS Commercial Mortgage Trust 2006-C6	5.3720	9/15/2039	105,712
15,000	LB-UBS Commercial Mortgage Trust 2008-C1^	6.1544	4/15/2041	16,539
85,000	ML-CFC Commercial Mortgage Trust 2007-7^	5.7433	6/12/2050	91,789
120,000	ML-CFC Commercial Mortgage Trust 2007-9	5.7000	9/12/2049	129,777
58,396	Wachovia Bank Commercial Mortgage Trust Series 2006-C29	5.3080	11/15/2048	61,884
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost - $784,355)			778,941

	MORTGAGE BACKED SECURITIES - 9.5%
	FEDERAL HOME LOAN MORTGAGE CORP. - 2.0%
100,000	Freddie Mac +	2.5000	1/1/2030	101,708
100,000	Freddie Mac +	3.0000	1/1/2030	103,791
150,000	Freddie Mac +	3.0000	1/1/2045	151,523
275,000	Freddie Mac +	3.5000	1/15/2045	285,936
525,000	Freddie Mac +	4.0000	1/15/2045	559,617
50,000	Freddie Mac +	4.5000	1/1/2044	54,193
50,000	Freddie Mac +	5.0000	1/1/2044	55,174
50,000	Freddie Mac +	5.5000	1/1/2044	55,855
36,476	Freddie Mac Gold Pool	2.5000	10/1/2028	37,177
21,748	Freddie Mac Gold Pool	3.0000	9/1/2028	22,608
64,460	Freddie Mac Gold Pool	3.0000	2/1/2043	65,252
199,045	Freddie Mac Gold Pool	3.5000	11/1/2034	208,856
60,035	Freddie Mac Gold Pool	3.5000	10/1/2043	62,489
49,519	Freddie Mac Gold Pool	4.0000	8/1/2044	52,849
				1,817,028
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.4%
225,000	Fannie Mae +	2.5000	1/1/2030	229,021
275,000	Fannie Mae +	3.0000	1/1/2027	285,839
575,000	Fannie Mae +	3.0000	2/1/2042	581,648
200,000	Fannie Mae +	3.5000	1/1/2026	211,281
325,000	Fannie Mae +	3.5000	1/15/2045	338,787
100,000	Fannie Mae +	4.0000	1/16/2030	105,953
900,000	Fannie Mae +	4.0000	1/1/2045	960,529
725,000	Fannie Mae +	4.5000	1/1/2044	786,965
375,000	Fannie Mae +	5.0000	1/1/2044	414,309

See accompanying notes to financial statements.

32

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Principal		Coupon
Amount ($)		Rate (%)	Maturity	Value
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.4% (continued)
$300,000	Fannie Mae +	5.5000	1/1/2044	$335,578
75,000	Fannie Mae +	6.0000	1/1/2044	85,052
48,926	Fannie Mae Pool	2.5000	4/1/2028	49,918
35,065	Fannie Mae Pool	3.0000	10/1/2028	36,502
122,877	Fannie Mae Pool	3.0000	7/1/2043	124,467
113,651	Fannie Mae Pool	3.5000	5/1/2043	118,605
89,985	Fannie Mae Pool	4.0000	11/1/2043	96,150
				4,760,604
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.1%
350,000	Ginnie Mae +	3.0000	1/14/2030	357,919
750,000	Ginnie Mae +	3.5000	1/1/2045	787,266
300,000	Ginnie Mae +	4.5000	1/1/2044	327,785
50,000	Ginnie Mae +	5.0000	1/1/2044	55,065
100,000	Ginnie Mae +	5.0000	1/15/2045	109,475
80,481	Ginnie Mae II Pool	3.0000	12/20/2042	82,399
97,857	Ginnie Mae II Pool	3.5000	7/20/2043	102,855
50,000	Ginnie Mae II Pool	4.0000	12/20/2044	53,647
				1,876,411
	TOTAL MORTGAGE BACKED SECURITIES (Cost - $8,404,438)			8,454,043

	MUNICIPAL SECURITIES - 0.5%
90,000	Chicago O’Hare International Airport	6.3950	1/1/2040	$122,757
120,000	Long Island Power Authority	3.8830	9/1/2024	123,414
60,000	Los Angeles Community College District	6.6000	8/1/2042	86,390
100,000	Port Authority of New York & New Jersey	5.6470	11/1/2040	122,614
25,000	State of Illinois	5.1000	6/1/2033	24,817
	TOTAL MUNICIPAL SECURITIES (Cost - $464,680)			479,992

	U.S. TREASURY SECURITIES - 14.7%
100,300	United States Treasury Note	0.6250	9/30/2017	99,226
2,550,000	United States Treasury Note	0.6250	11/30/2017	2,517,329
2,130,000	United States Treasury Note	0.7500	10/31/2017	2,113,026
3,200,000	United States Treasury Note	0.7500	12/31/2017	3,166,250
160,000	United States Treasury Note	0.8750	4/30/2017	160,188
1,250,000	United States Treasury Note	1.5000	11/30/2019	1,242,090
970,000	United States Treasury Note	2.3750	7/31/2017	1,005,238
1,162,400	United States Treasury Note	2.3750	8/15/2024	1,183,923
395,000	United States Treasury Bond	3.6250	8/15/2043	464,526
145,000	United States Treasury Bond	3.7500	11/15/2043	174,306
825,000	United States Treasury Bond	3.3750	5/15/2044	928,769
	TOTAL U.S. TREASURY SECURITIES (Cost - $12,887,260)			13,054,871

See accompanying notes to financial statements.

33

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Shares
	SHORT-TERM INVESTMENT - 10.8%
	MONEY MARKET FUND - 10.8%
9,626,208	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.05% (b) (Cost - $9,626,208)	9,626,208

	TOTAL INVESTMENTS - 106.0% (Cost - $90,012,891)(c)	$94,227,286
	OTHER ASSETS LESS LIABILITIES - NET - (6.0)%	(5,317,863)
	TOTAL NET ASSETS - 100.0%	$88,909,423

*	Non-income producing security.

+	All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.

^	Variable rate security.

ADR - American Depositary Receipt

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of July 31, 2014, this security amounted to $1,228,739 or 1.4% of net assets.

(b)	Money market rate shown represents the rate at December 31, 2014.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $90,205,546 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$4,805,936
Unrealized Depreciation:	(784,196)
Net Unrealized Appreciation:	$4,021,740

Contracts		Unrealized Appreciation (Depreciation)
	OPEN SHORT FUTURES CONTRACTS
1	MSCI Emerging Market March 2015 (Underlying Face Amount at Value $47,885)	$(1,860)

	OPEN LONG FUTURES CONTRACTS
4	S&P Midcap 400 Mini March 2015 (Underlying Face Amount at Value $579,440)	21,920
1	MSCI EAFE Index Mini Future March 2015 (Underlying Face Amount at Value $87,895)	810
16	S&P 500 E-Mini March 2015 (Underlying Face Amount at Value $1,642,000)	49,720
		72,450

	TOTAL UNREALIZED APPRECIATION ON OPEN FUTURES CONTRACTS	$70,590

See accompanying notes to financial statements.

34

FVIT Balanced Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 95.1%
	DEBT FUNDS - 47.8%
120,402	iShares Core U.S. Aggregate Bond ETF	$13,258,668
49,325	iShares Floating Rate Bond ETF	2,492,885
43,354	iShares Intermediate Credit Bond ETF	4,739,893
19,733	iShares Short Treasury Bond ETF	2,175,563
		22,667,009
	EQUITY FUNDS - 47.3%
86,925	iShares Core S&P 500 ETF	17,984,783
10,838	iShares Core S&P Mid-Cap ETF	1,569,342
19,240	iShares MSCI EAFE ETF	1,170,562
14,307	iShares Russell 2000 ETF	1,712,119
		22,436,806
	TOTAL EXCHANGE TRADED FUNDS (Cost - $44,033,291)	45,103,815

	SHORT-TERM INVESTMENTS - 1.6%
	MONEY MARKET FUND - 1.6%
733,881	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.07% (a)(Cost - $733,881)	733,881

	TOTAL INVESTMENTS - 96.7% (Cost - $44,767,172)(b)	$45,837,696
	OTHER ASSETS LESS LIABILITIES -NET - 3.3%	1,562,615
	TOTAL NET ASSETS - 100.0%	$47,400,311

(a)	Money market rate shown represents the rate at December 31, 2014.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $44,811,794 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,176,804
Unrealized Depreciation:	(150,902)
Net Unrealized Appreciation:	$1,025,902

		Unrealized
Contracts		Appreciation
	OPEN LONG FUTURES CONTRACTS
7	S&P 500 E-Mini March 2015 (Underlying Face Amount at Value $718,375)	$21,753

See accompanying notes to financial statements.

35

FVIT Select Advisor Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 18.5%
	EQUITY FUNDS - 18.5%
37,803	iShares Core S&P 500 ETF	$7,821,441
14,349	iShares Russell 2000 ETF	1,717,145
	TOTAL EXCHANGE TRADED FUNDS (Cost - $8,949,945)	9,538,586

	VARIABLE INSURANCE TRUSTS - 76.7%
	DEBT FUND - 24.0%
914,939	MFS Research Bond Series *	12,351,682

	EQUITY FUNDS - 52.7%
150,035	American Century VP Mid Cap Value - Class 1	2,976,694
415,740	American Century VP Value Fund - Investor Class	3,912,110
59,782	Invesco VI Core Equity Fund - Class 1	2,451,642
28,265	Invesco VI International Growth Fund - Class 1	985,603
184,837	MFS Growth Series	7,349,140
45,256	MFS VIT II International Value Portfolio	983,403
375,880	Putnam VT Equity Income - Class 1A ^	8,555,041
		27,213,633
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $38,575,042)	39,565,315

	SHORT-TERM INVESTMENTS - 0.6%
	MONEY MARKET FUND - 0.6%
310,833	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.07% (a)(Cost - $310,833)	310,833

	TOTAL INVESTMENTS - 95.8% (Cost - $47,835,820)(b)	$49,414,734
	OTHER ASSETS LESS LIABILITIES -NET - 4.2%	2,181,819
	TOTAL NET ASSETS - 100.0%	$51,596,553

(a)	Money market rate shown represents the rate at December 31, 2014.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $47,855,144 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,586,149
Unrealized Depreciation:	(26,559)
Net Unrealized Appreciation:	$1,559,590

*	Non-income producing security.

See accompanying notes to financial statements.

36

FVIT Select Advisor Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2014 (Continued)

		Unrealized
		Appreciation/
Contracts		(Depreciation)
	OPEN LONG FUTURES CONTRACTS
2	MSCI EAFE Index Mini Future March 2015 (Underlying Face Amount at Value $175,790)	$(3,025)
1	Russell 2000 Index Mini March 2015 (Underlying Face Amount at Value $120,070)	980
1	S&P Midcap 400 E-Mini Future March 2015 (Underlying Face Amount at Value $144,860)	990
12	S&P 500 E-Mini March 2015 (Underlying Face Amount at Value $1,231,500)	800

	NET UNREALIZED DEPRECIATION OF OPEN LONG FUTURES CONTRACTS	$(255)

See accompanying notes to financial statements.

37

FVIT Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value
	COMMON STOCKS - 70.6%
	AEROSPACE/DEFENSE - 3.6%
8,700	General Dynamics Corp.	$1,197,294
17,000	United Technologies Corp.	1,955,000
		3,152,294
	AGRICULTURE - 3.6%
25,600	Archer-Daniels-Midland Co.	1,331,200
20,600	Bunge, Ltd.	1,872,746
		3,203,946
	APPAREL - 1.0%
9,500	Nike, Inc.	913,425

	AUTO PARTS & EQUIPMENT - 2.0%
36,500	Johnson Controls, Inc.	1,764,410

	BEVERAGES - 1.6%
15,100	PepsiCo, Inc.	1,427,856

	CHEMICALS - 6.1%
8,800	Air Products & Chemicals, Inc.	1,269,224
22,300	Albemarle Corp.	1,340,899
6,500	Ecolab, Inc.	679,380
15,800	Praxair, Inc.	2,047,048
		5,336,551
	COMMERCIAL SERVICES - 1.3%
5,500	Cintas Corp.	431,420
14,200	Matthews International Corp.	691,114
		1,122,534
	COMPUTERS - 1.7%
15,800	Accenture PLC	1,411,098
673	International Business Machines Corp.	107,976
		1,519,074
	COSMETICS/PERSONAL CARE - 2.8%
14,700	Colgate-Palmolive Co.	1,017,093
16,300	The Procter & Gamble Co.	1,484,767
		2,501,860
	DISTRIBUTION/WHOLESALE - 0.9%
2,900	WW Grainger, Inc.	739,181

	ELECTRONICS - 2.0%
17,500	Honeywell International, Inc.	1,748,600

See accompanying notes to financial statements.

38

FVIT Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Shares		Value
	FOOD - 0.6%
7,500	McCormick & Co., Inc.	$557,250

	HEALTHCARE-PRODUCTS - 6.7%
10,900	Becton Dickinson and Co.	1,516,844
5,700	DENTSPLY International, Inc.	303,639
25,000	Medtronic, Inc.	1,805,000
17,400	Stryker Corp.	1,641,342
11,800	West Pharmaceutical Services, Inc.	628,232
		5,895,057
	INSURANCE - 1.5%
11,300	Aflac, Inc.	690,317
4,100	RLI, Corp.	202,540
3,800	The Chubb Corp.	393,186
		1,286,043
	IRON/STEEL - 0.2%
4,310	Nucor Corp.	211,406

	MACHINERY-DIVERSIFIED - 2.5%
13,800	Roper Industries, Inc.	2,157,630

	MEDIA - 1.3%
19,300	John Wiley & Sons, Inc.	1,143,332

	MISCELLANEOUS MANUFACTURING - 5.3%
8,400	Carlisle Cos., Inc.	758,016
17,000	Donaldson Co., Inc.	656,710
19,800	Dover Corp.	1,420,056
28,030	Pentair PLC	1,861,753
		4,696,535
	OIL & GAS - 4.1%
4,680	California Resources Corp. *	25,787
9,900	Chevron Corp.	1,110,582
3,500	EOG Resources, Inc.	322,245
12,300	ExxonMobil Corp.	1,137,135
13,000	Occidental Petroleum Corp.	1,047,930
		3,643,679
	OIL & GAS SERVICES - 1.7%
17,400	Schlumberger Ltd.	1,486,134

	PHARMACEUTICALS - 5.4%
19,800	Abbott Laboratories	891,396
9,900	AbbVie, Inc.	647,856

See accompanying notes to financial statements.

39

FVIT Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Shares		Value
	PHARMACEUTICALS - 5.4% (continued)
21,000	Johnson & Johnson	$2,195,970
4,300	Perrigo Co. PLC	718,787
7,800	Roche Holding AG - ADR	265,122
		4,719,131
	RETAIL - 9.1%
11,800	CVS Health Corp.	1,136,458
10,800	McDonald’s Corp.	1,011,960
9,200	Ross Stores, Inc.	867,192
19,500	Target Corp.	1,480,245
15,800	Walgreens Boots Alliance, Inc.	1,203,960
16,300	Wal-Mart Stores, Inc.	1,399,844
11,700	Yum! Brands, Inc.	852,345
		7,952,004
	SEMICONDUCTORS - 2.6%
16,400	QUALCOMM, Inc.	1,219,012
20,800	Texas Instruments, Inc.	1,112,072
		2,331,084
	SOFTWARE - 1.8%
34,300	Microsoft Corp.	1,593,235

	TRANSPORTATION - 1.2%
9,210	United Parcel Service, Inc.	1,023,876

	TOTAL COMMON STOCKS (Cost - $59,435,438)	62,126,127

	MUTUAL FUND - 23.3%
	DEBT FUND - 23.3%
2,039,022	Franklin Templeton Total Return Fund (Cost - $20,719,599)	20,512,558

	SHORT-TERM INVESTMENT - 2.9%
	MONEY MARKET FUND - 2.9%
2,532,929	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.05% (a)(Cost - $2,532,929)	2,532,929

	TOTAL INVESTMENTS - 96.8% (Cost - $82,687,966)(b)	$85,171,614
	OTHER ASSETS LESS LIABILITIES - NET - 3.2%	2,784,773
	TOTAL NET ASSETS - 100.0%	$87,956,387

See accompanying notes to financial statements.

40

FVIT Franklin Dividend and Income Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

*	Non-income producing security.

ADR - American Depositary Receipt.

(a)	Money market rate shown represents the rate at December 31, 2014.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $82,688,065 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$3,622,802
Unrealized Depreciation:	(1,139,253)
Net Unrealized Appreciation:	$2,483,549

Contracts		Unrealized Depreciation
	OPEN SHORT FUTURES CONTRACTS
7	Emerging Markets E-Mini Future March 2015
	(Underlying Face Amount at Value $335,195)	$(13,020)
1	MSCI Emerging Markets E-Mini Future March 2015
	(Underlying Face Amount at Value $87,895)	(2,135)
		(15,155)
	OPEN LONG FUTURES CONTRACTS
28	S&P 500 E-Mini March 2015
	(Underlying Face Amount at Value $2,873,500)	(41,038)

	NET UNREALIZED DEPRECIATION OF OPEN FUTURES CONTRACTS	$(56,193)

See accompanying notes to financial statements.

41

FVIT Growth Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 95.5%
	DEBT FUNDS - 14.6%
185,276	iShares Core U.S. Aggregate Bond ETF	$20,402,593
75,482	iShares Floating Rate Bond ETF	3,814,860
75,822	iShares Intermediate Credit Bond ETF	8,289,619
51,271	iShares Short Treasury Bond ETF	5,652,628
		38,159,700
	EQUITY FUNDS - 80.9%
599,004	iShares Core S&P 500 ETF	123,933,927
102,846	iShares Core S&P Mid-Cap ETF	14,892,101
224,289	iShares MSCI EAFE ETF	13,645,743
389,528	iShares Russell 1000 ETF	44,651,594
114,807	iShares Russell 2000 ETF	13,738,954
		210,862,319
	TOTAL EXCHANGE TRADED FUNDS (Cost - $243,376,598)	249,022,019

	SHORT-TERM INVESTMENT - 2.6%
	MONEY MARKET FUND - 2.6%
6,892,828	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.05% (a)(Cost - $6,892,828)	6,892,828

	TOTAL INVESTMENTS - 98.1% (Cost - $250,269,426)(b)	$255,914,847
	OTHER ASSETS LESS LIABILITIES - NET - 1.9%	4,842,673
	TOTAL NET ASSETS - 100.0%	$260,757,520

(a)	Money market rate shown represents the rate at December 31, 2014.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $250,535,171 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$6,708,955
Unrealized Depreciation:	(1,329,279)
Net Unrealized Appreciation:	$5,379,676

See accompanying notes to financial statements.

42

FVIT Growth Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

		Unrealized
		Appreciation/
Contracts		(Depreciation)
	OPEN LONG FUTURES CONTRACTS
7	MSCI EAFE Index Mini Future March 2015
	(Underlying Face Amount at Value $615,265)	$(10,815)
1	MSCI Emerging Market E-Mini Future March 2015
	(Underlying Face Amount at Value $47,885)	385
5	Russell 2000 Mini March 2015
	(Underlying Face Amount at Value $600,350)	460
77	S&P 500 E-Mini March 2015
	(Underlying Face Amount at Value $7,902,125)	(101,338)
6	S&P Midcap 400 E-Mini Future March 2015
	(Underlying Face Amount at Value $869.160)	(4,700)

	NET UNREALIZED DEPRECIATION OF OPEN LONG FUTURES CONTRACTS	$(116,008)

See accompanying notes to financial statements.

43

FVIT Moderate Growth® Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 94.8%
	DEBT FUNDS - 33.4%
109,755	iShares Core U.S. Aggregate Bond ETF	$12,086,221
42,937	iShares Floating Rate Bond ETF	2,170,036
42,546	iShares Intermediate Credit Bond ETF	4,651,554
25,295	iShares Short Treasury Bond ETF	2,788,774
		21,696,585
	EQUITY FUNDS - 61.4%
145,549	iShares Core S&P 500 ETF	30,114,088
19,055	iShares Core S&P Mid-Cap ETF	2,759,164
37,949	iShares MSCI EAFE ETF	2,308,817
12,840	iShares Russell 1000 ETF	1,471,850
27,030	iShares Russell 2000 ETF	3,234,680
		39,888,599
	TOTAL EXCHANGE TRADED FUNDS (Cost - $60,426,656)	61,585,184

	SHORT-TERM INVESTMENT - 2.2%
	MONEY MARKET FUND - 2.2%
1,446,528	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.07% (a)(Cost - $1,446,528)	1,446,528

	TOTAL INVESTMENTS - 97.0% (Cost - $61,873,184)(b)	$63,031,712
	OTHER ASSETS LESS LIABILITIES - NET - 3.0%	1,955,529
	TOTAL NET ASSETS - 100.0%	$64,987,241

(a)	Money market rate shown represents the rate at December 31, 2014.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $61,953,486 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,340,678
Unrealized Depreciation:	(262,452)
Net Unrealized Appreciation:	$1,078,226

See accompanying notes to financial statements.

44

FVIT Moderate Growth® Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Contracts		Unrealized Appreciation
	OPEN LONG FUTURES CONTRACTS
1	MSCI EAFE Index Mini March 2015
	(Underlying Face Amount at Value $87,895)	$810
1	Russell Mini Future March 2015
	(Underlying Face Amount at Value $120,070)	5,855
14	S&P 500 E-Mini March 2015
	(Underlying Face Amount at Value $1,436,750)	30,905
1	S&P Mid-Cap E-Mini March 2015
	(Underlying Face Amount at Value $144,860)	790

	NET UNREALIZED APPRECIATION OF OPEN LONG FUTURES CONTRACTS	$38,360

See accompanying notes to financial statements.

45

FVIT Portfolios
Statements of Assets and Liabilities
December 31, 2014

	FVIT American	FVIT BlackRock	FVIT WMC Research
	Funds® Managed Risk	Global Allocation	Managed Risk
	Portfolio	Managed Risk Portfolio	Portfolio
Assets:
Investments in securities, at cost	$113,833,192	$185,036,136	$90,012,891
Investments in securities, at value	$115,032,275	$169,692,158	$94,227,286
Deposits with broker +	5,407,473	7,998,251	3,311,633
Unrealized appreciation on futures contracts	—	—	70,590
Receivable for Portfolio shares sold	172,811	114,623	413,810
Receivable for securities sold	—	—	1,097,201
Interest and dividends receivable	60	28	163,034
Total Assets	120,612,619	177,805,060	99,283,554
Liabilities:
Due to custodian	2	—	5,789
Unrealized depreciation on futures contracts	21,968	35,223	—
Payable for securities purchased	4,014,930	1,257,987	10,273,540
Payable for portfolio shares redeemed	1,930	9,039	2,066
Accrued investment advisory fees	50,401	32,692	64,657
Administrative service fees payable	10,393	17,052	10,023
Accrued distribution (12b-1) fees	24,184	37,843	18,056
Total Liabilities	4,123,808	1,389,836	10,374,131
Net Assets	$116,488,811	$176,415,224	$88,909,423

Net Assets:
Paid in capital	$114,060,423	$177,504,566	$84,534,402
Undistributed net investment income	1,454,489	4,169,680	134,786
Accumulated net realized gain/(loss) on investments, futures contracts and swap contracts	(203,216)	10,120,179	(44,750)
Net unrealized appreciation (depreciation) on investments and futures contracts	1,177,115	(15,379,201)	4,284,985
Net Assets	$116,488,811	$176,415,224	$88,909,423

Class II Shares:
Net assets	$116,488,811	$176,415,224	$88,909,423
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	10,728,932	17,179,152	7,906,352

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$10.86	$10.27	$11.25

+	Collateral for futures contracts.

See accompanying notes to financial statements.

46

FVIT Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2014

	FVIT Balanced	FVIT Select Advisor	FVIT Franklin
	Managed Risk	Managed Risk	Dividend and Income
	Portfolio	Portfolio	Managed Risk Portfolio
Assets:
Investments in securities, at cost	$44,767,172	$47,835,820	$82,687,966
Investments in securities, at value	$45,837,696	$49,414,734	$85,171,614
Deposits with broker +	2,298,056	2,321,341	3,996,246
Unrealized appreciation on futures contracts	21,753	—	—
Receivable for Portfolio shares sold	20,190	191,199	484,409
Interest and dividends receivable	160,280	59,048	427,977
Total Assets	48,337,975	51,986,322	90,080,246
Liabilities:
Unrealized depreciation on futures contracts	—	255	56,193
Payable for securities purchased	894,631	360,358	1,992,783
Payable for Portfolio shares redeemed	8,273	948	113
Accrued investment advisory fees	22,651	12,434	55,164
Administrative service fees payable	2,031	4,789	1,885
Accrued distribution (12b-1) fees	10,078	10,985	17,721
Total Liabilities	937,664	389,769	2,123,859
Net Assets	$47,400,311	$51,596,553	$87,956,387

Net Assets:
Paid in capital	$46,320,598	$49,706,845	$85,214,832
Undistributed net investment income	295,026	383,108	615,409
Accumulated net realized loss on investments and futures contracts	(307,590)	(72,059)	(301,309)
Net unrealized appreciation on investments and futures contracts	1,092,277	1,578,659	2,427,455
Net Assets	$47,400,311	$51,596,553	$87,956,387

Class II Shares:
Net assets	$47,400,311	$51,596,553	$87,956,387
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	4,379,162	4,702,302	8,323,288

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$10.82	$10.97	$10.57

+	Collateral for futures contracts.

See accompanying notes to financial statements.

47

FVIT Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2014

	FVIT Growth	FVIT Moderate Growth
	Managed Risk	Managed Risk
	Portfolio	Portfolio
Assets:
Investments in securities, at cost	$250,269,426	$61,873,184
Investments in securities, at value	$255,914,847	$63,031,712
Deposits with broker +	10,629,435	3,137,192
Unrealized appreciation on futures contracts	—	38,360
Receivable for Portfolio shares sold	1,402,720	272,843
Interest and dividends receivable	1,042,343	232,662
Total Assets	268,989,345	66,712,769
Liabilities:
Unrealized depreciation on futures contracts	116,008	—
Payable for securities purchased	7,938,395	1,680,826
Payable for Portfolio shares redeemed	1,504	79
Accrued investment advisory fees	118,270	29,144
Administrative service fees payable	3,889	2,237
Accrued distribution (12b-1) fees	53,759	13,242
Total Liabilities	8,231,825	1,725,528
Net Assets	$260,757,520	$64,987,241

Net Assets:
Paid in capital	$257,161,528	$63,821,093
Undistributed net investment income	1,296,930	336,129
Accumulated net realized loss on investments and futures contracts	(3,230,351)	(366,869)
Net unrealized appreciation on investments and futures contracts	5,529,413	1,196,888
Net Assets	$260,757,520	$64,987,241

Class II Shares:
Net assets	$260,757,520	$64,987,241
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	24,858,363	6,191,214

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$10.49	$10.50

+	Collateral for futures contracts.

See accompanying notes to financial statements.

48

FVIT Portfolios
Statements of Operations
For the Year Ended December 31, 2014

	FVIT American	FVIT BlackRock	FVIT WMC Research
	Funds® Managed Risk	Global Allocation	Managed Risk
	Porfolio	Managed Risk Portfolio	Portfolio
Investment Income:
Dividend income (net of foreign taxes withheld of $0, $0, and $1,382, respectively)	$1,876,636	$4,626,773	$394,065
Interest income	263	346	178,734
Total Investment Income	1,876,899	4,627,119	572,799
Expenses:
Investment advisory fees	439,654	718,170	313,319
Administrative service fees	96,726	158,798	102,938
Distribution fees (12b-1) - Class II Shares	122,126	199,492	92,153
Organizational expenses	3,122	3,121	3,122
Total Expenses	661,628	1,079,581	511,532
Expenses waived	(239,539)	(622,709)	(67,806)
Net Expenses	422,089	456,872	443,726
Net Investment Income	1,454,810	4,170,247	129,073
Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts and Swap Contracts
Net realized gain/(loss) on:
Investments	(498,163)	—	194,121
Futures contracts	(464,000)	(693,564)	(220,294)
Swap contracts	—	—	14,586
Distributions of realized gains by underlying investment companies	762,322	10,818,251	—
Total net realized gain/(loss)	(199,841)	10,124,687	(11,587)
Net change in unrealized appreciation/(depreciation) on:
Investments	1,165,541	(15,194,472)	3,634,453
Futures contracts	(25,343)	(39,113)	52,452
	1,140,198	(15,233,585)	3,686,905
Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts and Swap Contracts	940,357	(5,108,898)	3,675,318
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,395,167	$(938,651)	$3,804,391

See accompanying notes to financial statements.

49

FVIT Portfolios
Statements of Operations (Continued)
For the Year Ended December 31, 2014

	FVIT Balanced	FVIT Select Advisor	FVIT Franklin
	Managed Risk	Managed Risk	Dividend and Income
	Portfolio	Portfolio	Managed Risk Portfolio*
Investment Income:
Dividend income	$452,992	$534,766	$914,402
Interest income	222	129	451
Total Investment Income	453,214	534,895	914,853
Expenses:
Investment advisory fees	95,189	215,765	236,030
Administrative service fees	26,935	50,066	37,574
Distribution fees (12b-1) - Class II Shares	43,180	59,935	69,421
Organizational expenses	3,121	3,121	—
Total Expenses	168,425	328,887	343,025
Expenses waived	(10,495)	(177,153)	(43,581)
Net Expenses	157,930	151,734	299,444
Net Investment Income	295,284	383,161	615,409
Net Realized and Unrealized Gain/(Loss) on Investments and Futures Contracts
Net Realized Gain/(Loss) on:
Investments	(203,080)	(31,823)	63,189
Futures contracts	(104,510)	(280,672)	(364,498)
Distributions of realized gains by underlying investment companies	—	240,436	—
Total net realized loss	(307,590)	(72,059)	(301,309)
Net change in unrealized appreciation/(depreciation) on:
Investments	1,062,212	1,548,476	2,483,648
Futures contracts	21,753	(255)	(56,193)
	1,083,965	1,548,221	2,427,455
Net Realized and Unrealized Gain on Investments and Futures Contracts	776,375	1,476,162	2,126,146
Net Increase in Net Assets Resulting from Operations	$1,071,659	$1,859,323	$2,741,555

*	The FVIT Franklin Dividend and Income Managed Risk Portfolio commenced operations on April 30, 2014.

See accompanying notes to financial statements.

50

FVIT Portfolios
Statements of Operations (Continued)
For the Year Ended December 31, 2014

	FVIT Growth	FVIT Moderate Growth
	Managed Risk	Managed Risk
	Portfolio*	Portfolio*
Investment Income:
Dividend income	$1,912,237	$497,454
Interest income	1,255	325
Total Investment Income	1,913,492	497,779
Expenses:
Investment advisory fees	386,676	100,401
Administrative service fees	67,018	19,286
Distribution fees (12b-1) - Class II Shares	175,762	45,637
Total Expenses	629,456	165,324
Net Investment Income	1,284,036	332,455

Net Realized and Unrealized Gain/(Loss) on Investments and Futures Contracts
Net Realized Loss on:
Investments	(570,408)	(231,500)
Futures contracts	(2,659,943)	(135,369)
Total net realized loss	(3,230,351)	(366,869)
Net change in unrealized appreciation/(depreciation) on:
Investments	5,645,421	1,158,528
Futures contracts	(116,008)	38,360
	5,529,413	1,196,888
Net Realized and Unrealized Gain on Investments and Futures Contracts	2,299,062	830,019
Net Increase in Net Assets Resulting from Operations	$3,583,098	$1,162,474

*	The FVIT Growth Managed Risk Portfolio and FVIT Moderate Growth Managed Risk Portfolio commenced operations on April 30, 2014.

See accompanying notes to financial statements.

51

FVIT Portfolios
Statements of Changes in Net Assets

	FVIT American Funds® Managed		FVIT BlackRock Global Allocation
	Risk Portfolio		Managed Risk Portfolio

	Year Ended	Period Ended	Year Ended	Period Ended
	December 31, 2014	December 31, 2013*	December 31, 2014	December 31, 2013*

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$1,454,810	$55,358	$4,170,247	$132,097
Net realized loss on investments and futures contracts	(962,163)	—	(693,564)	(761)
Distributions of realized gains by underlying investment companies	762,322	—	10,818,251	113,671
Net change in unrealized appreciation (depreciation) on investments and futures contracts	1,140,198	36,917	(15,233,585)	(145,616)
Net increase/(decrease) in net assets resulting from operations	2,395,167	92,275	(938,651)	99,391
From Distributions to Shareholders:
From Net Investment Income:	(58,161)	—	(134,130)	—
From Net Realized Gains:	(3,462)	—	(117,364)	—

Total distributions to shareholders	(61,623)	—	(251,494)	—

From Shares of Beneficial Interest:
Proceeds from shares sold	109,581,950	6,382,456	170,779,754	8,330,465
Reinvestment of distributions	61,623	—	251,494	—
Cost of shares redeemed	(1,962,772)	(265)	(1,853,864)	(1,871)
Net increase in net assets from share transactions of beneficial interest	107,680,801	6,382,191	169,177,384	8,328,594
Total increase in net assets	110,014,345	6,474,466	167,987,239	8,427,985

Net Assets:
Beginning of period	6,474,466	—	8,427,985	—
End of period	$116,488,811	$6,474,466	$176,415,224	$8,427,985
Undistributed net investment income at end of period	$1,454,489	$57,927	$4,169,680	$133,509

Share Activity:
Shares Sold	10,275,241	629,673	16,508,733	824,812
Shares Reinvested	5,754	—	24,159	—
Shares Redeemed	(181,710)	(26)	(178,366)	(186)
Net increase in shares of beneficial interest outstanding	10,099,285	629,647	16,354,526	824,626

*	The FVIT American® Funds Managed Risk Portfolio and FVIT BlackRock Global Allocation Managed Risk Portfolio commenced operations on October 31, 2013.

See accompanying notes to financial statements.

52

FVIT Portfolios
Statements of Changes in Net Assets (Continued)

	FVIT WMC Research Managed		FVIT Balanced Managed
	Risk Portfolio		Risk Portfolio

	Year Ended	Period Ended	Year Ended	Period Ended
	December 31, 2014	December 31, 2013*	December 31, 2014	December 31, 2013*

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$129,073	$22,237	$295,284	$2,039
Net realized gain/(loss) on investments, futures contracts and swap contracts	(11,587)	16,211	(307,590)	48
Distributions of realized gains by underlying investment companies	—	—	—	3
Net change in unrealized appreciation on investments and futures contracts	3,686,905	598,080	1,083,965	8,312
Net increase in net assets resulting from operations	3,804,391	636,528	1,071,659	10,402
From Distributions to Shareholders:
From Net Investment Income:	(33,657)	—	(5,295)	—
From Net Realized Gains:	(41,525)	—	(265)	—

Total distributions to shareholders	(75,182)	—	(5,560)	—

From Shares of Beneficial Interest:
Proceeds from shares sold	84,640,120	21,789,406	46,970,523	1,252,041
Reinvestment of distributions	75,182	—	5,560	—
Cost of shares redeemed	(21,959,472)	(1,550)	(1,904,203)	(111)
Net increase in net assets from share transactions of beneficial interest	62,755,830	21,787,856	45,071,880	1,251,930
Total increase in net assets	66,485,039	22,424,384	46,137,979	1,262,332

Net Assets:
Beginning of period	22,424,384	—	1,262,332	—
End of period	$88,909,423	$22,424,384	$47,400,311	$1,262,332
Undistributed net investment income at end of period	$134,786	$31,417	$295,026	$5,251

Share Activity:
Shares Sold	7,798,002	2,176,027	4,433,768	123,852
Shares Reinvested	6,968	—	524	—
Shares Redeemed	(2,074,493)	(152)	(178,971)	(11)
Net increase in shares of beneficial interest outstanding	5,730,477	2,175,875	4,255,321	123,841

*	The FVIT WMC Research Managed Risk Portfolio and FVIT Balanced Managed Risk Portfolio commenced operations on October 31, 2013.

See accompanying notes to financial statements.

53

FVIT Portfolios
Statements of Changes in Net Assets (Continued)

	FVIT Select Advisor Managed		FVIT Franklin Dividend and Income
	Risk Portfolio		Managed Risk Portfolio

	Year Ended	Period Ended	Period Ended
	December 31, 2014	December 31, 2013*	December 31, 2014 **

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$383,161	$1,806	$615,409
Net realized loss on investments and futures contracts	(312,495)	—	(301,309)
Distributions of realized gains by underlying investment companies	240,436	—	—
Net change in unrealized appreciation on investments and futures contracts	1,548,221	30,438	2,427,455
Net increase in net assets resulting from operations	1,859,323	32,244	2,741,555
From Distributions to Shareholders:
From Net Investment Income:	(4,652)	—	—

From Shares of Beneficial Interest:
Proceeds from shares sold	48,459,881	2,383,382	111,540,238
Reinvestment of distributions	4,652	—	—
Cost of shares redeemed	(1,138,066)	(211)	(26,325,406)
Net increase in net assets from share transactions of beneficial interest	47,326,467	2,383,171	85,214,832
Total increase in net assets	49,181,138	2,415,415	87,956,387

Net Assets:
Beginning of period	2,415,415	—	—
End of period	$51,596,553	$2,415,415	$87,956,387
Undistributed net investment income at end of period	$383,108	$4,599	$615,409

Share Activity:
Shares Sold	4,573,782	235,832	10,900,403
Shares Reinvested	435	—	—
Shares Redeemed	(107,726)	(21)	(2,577,115)
Net increase in shares of beneficial interest outstanding	4,466,491	235,811	8,323,288

*	The FVIT Select Advisor Managed Risk Portfolio commenced operations on October 31, 2013.

**	The FVIT Franklin Dividend and Income Managed Risk Portfolio commenced operations on April 30, 2014.

See accompanying notes to financial statements.

54

FVIT Portfolios
Statements of Changes in Net Assets (Continued)

	FVIT Growth	FVIT Moderate Growth
	Managed Risk Portfolio	Managed Risk Portfolio

	Period Ended	Period Ended
	December 31, 2014 **	December 31, 2014 **

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$1,284,036	$332,455
Net realized loss on investments and futures contracts	(3,230,351)	(366,869)
Net change in unrealized appreciation on investments and futures contracts	5,529,413	1,196,888
Net increase in net assets resulting from operations	3,583,098	1,162,474

From Shares of Beneficial Interest:
Proceeds from shares sold	258,983,148	64,111,252
Cost of shares redeemed	(1,808,726)	(286,485)
Net increase in net assets from share transactions of beneficial interest	257,174,422	63,824,767
Total increase in net assets	260,757,520	64,987,241

Net Assets:
Beginning of period	—	—
End of period	$260,757,520	$64,987,241
Undistributed net investment income at end of period	$1,296,930	$336,129

Share Activity:
Shares Sold	25,034,144	6,219,244
Shares Redeemed	(175,781)	(28,030)
Net increase in shares of beneficial interest outstanding	24,858,363	6,191,214

**	The FVIT Growth Managed Risk Portfolio and FVIT Moderate Growth Managed Risk Portfolio commenced operations on April 30, 2014.

See accompanying notes to financial statements.

55

FVIT Portfolios
Financial Highlights
FVIT American Funds® Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended		Period Ended
	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$10.28		$10.00

Income from investment operations:
Net investment income (b) (c)	0.32		0.29
Net realized and unrealized gain/(loss) on investments	0.27		(0.01	) (d)
Total income from investment operations	0.59		0.28

Less distributions from:
Net investment income	(0.01)		—
Net realized gain	(0.00	) (k)	—
Total distributions from net investment income and net realized gains	(0.01)		—

Net asset value, end of period	$10.86		$10.28

Total return (e)	5.73%		2.80%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$116,489		$6,474
Ratio of net expenses to average net assets (f)	0.86%		0.86	% (h)
Ratio of gross expenses to average net assets (f) (g)	1.35%		5.00	% (h)
Ratio of net investment income to average net assets (c) (f)	2.96%		17.33	% (h)
Portfolio turnover rate	35%		0	% (i,j)

(a)	FVIT American Funds® Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(h)	Annualized.

(i)	Not annualized.

(j)	Amount represents less than 0.5%.

(k)	Amount represents less than $0.005.

See accompanying notes to financial statements.

56

FVIT Portfolios
Financial Highlights
FVIT BlackRock Global Allocation Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended		Period Ended
	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$10.22		$10.00

Income from investment operations:
Net investment income (b) (c)	0.54		0.60
Net realized and unrealized loss on investments	(0.47)		(0.38)
Total income from investment operations	0.07		0.22

Less distributions from:
Net investment income	(0.01)		—
Net realized gain	(0.01)		—
Total distributions from net investment income and net realized gains	(0.02)		—

Net asset value, end of period	$10.27		$10.22

Total return (d)	0.69%		2.20%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$176,415		$8,428
Ratio of net expenses to average net assets (e)	0.57%		0.57	% (g)
Ratio of gross expenses to average net assets (e) (f)	1.35%		4.43	% (g)
Ratio of net investment income to average net assets (c) (e)	5.20%		35.20	% (g)
Portfolio turnover rate	0	% (i)	0	% (h,i)

(a)	FVIT BlackRock Global Allocation Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(g)	Annualized.

(h)	Not annualized.

(i)	Amount represents less than 0.5%.

See accompanying notes to financial statements.

57

FVIT Portfolios
Financial Highlights
FVIT WMC Research Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended	Period Ended
	December 31, 2014	December 31, 2013(a)

Net asset value, beginning of period	$10.31	$10.00

Income from investment operations:
Net investment income (b) (c)	0.04	0.01
Net realized and unrealized gain on investments	0.92	0.30
Total income from investment operations	0.96	0.31

Less distributions from:
Net investment income	(0.01)	—
Net realized gain	(0.01)	—
Total distributions from net investment income and net realized gains	(0.02)	—

Net asset value, end of period	$11.25	$10.31

Total return (d)	9.29%	3.10%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$88,909	$22,424
Ratio of net expenses to average net assets (e)	1.20%	1.20	% (g)
Ratio of gross expenses to average net assets (e) (f)	1.38%	1.62	% (g)
Ratio of net investment income to average net assets (c) (e)	0.35%	0.66	% (g)
Portfolio turnover rate (i)	120%	14	% (h)

(a)	FVIT WMC Research Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(g)	Annualized.

(h)	Not annualized.

(i)	The portfolio turnover rates excludes dollar roll transactions for the year ended December 31, 2014 and December 31, 2013. If these were included in the calculation the turnover percentage would be 188% and 206%, respectively. Refer to footnote 3.

See accompanying notes to financial statements.

58

FVIT Portfolios
Financial Highlights
FVIT Balanced Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended		Period Ended
	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$10.19		$10.00

Income from investment operations:
Net investment income (b) (c)	0.18		0.09
Net realized and unrealized gain on investments	0.45		0.10
Total income from investment operations	0.63		0.19

Less distributions from:
Net investment income	(0.00	) (i)	—
Net realized gain	(0.00	) (i)	—
Total distributions from net investment income and net realized gains	(0.00	) (i)	—

Net asset value, end of period	$10.82		$10.19

Total return (d)	6.20%		1.90%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$47,400		$1,262
Ratio of net expenses to average net assets (e)	0.91%		0.91	% (g)
Ratio of gross expenses to average net assets (e) (f)	0.97%		30.74	% (g)
Ratio of net investment income to average net assets (c) (e)	1.70%		5.12	% (g)
Portfolio turnover rate	34%		1	% (h)

(a)	FVIT Balanced Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(g)	Annualized.

(h)	Not annualized.

(i)	Amount represents less than $0.005.

See accompanying notes to financial statements.

59

FVIT Portfolios
Financial Highlights
FVIT Select Advisor Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended		Period Ended
	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$10.24		$10.00

Income from investment operations:
Net investment income (b) (c)	0.17		0.04
Net realized and unrealized gain on investments	0.56		0.20
Total income from investment operations	0.73		0.24

Less distributions from:
Net investment income	(0.00	) (j)	—

Net asset value, end of period	$10.97		$10.24

Total return (d)	7.14%		2.40%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$51,597		$2,415
Ratio of net expenses to average net assets (e)	0.63%		0.63	% (g)
Ratio of gross expenses to average net assets (e) (f)	1.37%		14.77	% (g)
Ratio of net investment income to average net assets (c) (e)	1.59%		2.06	% (g)
Portfolio turnover rate	18%		0	% (h,i)

(a)	FVIT Select Advisor Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(g)	Annualized.

(h)	Not annualized.

(i)	Amount represents less than 0.5%.

(j)	Amount represents less than $0.005.

See accompanying notes to financial statements.

60

FVIT Portfolios
Financial Highlights
FVIT Franklin Dividend and Income Managed Risk Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Period Ended
	December 31, 2014 (a)

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (b) (c)	0.15
Net realized and unrealized gain on investments	0.42
Total income from investment operations	0.57

Net asset value, end of period	$10.57

Total return (d)	5.70%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$87,956
Ratio of net expenses to average net assets (e)	1.08	% (g)
Ratio of gross expenses to average net assets (e) (f)	1.24	% (g)
Ratio of net investment income to average net assets (c) (e)	2.22	% (g)
Portfolio turnover rate	2	% (h)

(a)	FVIT Franklin Dividend and Income Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

61

FVIT Portfolios
Financial Highlights
FVIT Growth Managed Risk Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Period Ended
	December 31, 2014 (a)

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (b) (c)	0.13
Net realized and unrealized gain on investments	0.36
Total income from investment operations	0.49

Net asset value, end of period	$10.49

Total return (d)	4.90%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$260,758
Ratio of expenses to average net assets (e)	0.90	% (f)
Ratio of net investment income to average net assets (c) (e)	1.83	% (f)
Portfolio turnover rate	9	% (g)

(a)	FVIT Growth Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

62

FVIT Portfolios
Financial Highlights
FVIT Moderate Growth Managed Risk Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Period Ended
	December 31, 2014 (a)

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (b) (c)	0.13
Net realized and unrealized gain on investments	0.37
Total income from investment operations	0.50

Net asset value, end of period	$10.50

Total return (d)	5.00%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$64,987
Ratio of expenses to average net assets (e)	0.91	% (f)
Ratio of net investment income to average net assets (c) (e)	1.82	% (f)
Portfolio turnover rate	11	% (g)

(a)	FVIT Growth Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

63

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

1.	ORGANIZATION

The FVIT Portfolios (each a “Portfolio”, collectively the “Portfolios”) are comprised of eight different actively managed portfolios. Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The FVIT Franklin Dividend and Income Managed Risk Portfolio, FVIT Growth Managed Risk Portfolio, and FVIT Moderate Growth Managed Risk Portfolio commenced operations on April 30, 2014. All other Portfolios commenced operations on October 31, 2013. FVIT WMC Research Managed Risk Portfolio and FVIT Franklin Dividend and Income Managed Risk Portfolio are diversified series of the Trust; all other Portfolios are non-diversified. The Portfolios are intended to be funding vehicles for variable annuity contracts offered by the separate accounts of Forethought Life Insurance Company. The assets of each Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses. The investment objective of each Portfolio is Capital appreciation and income while seeking to manage volatility.

The Portfolios currently offer Class II shares at net asset value.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds – The Portfolios may invest in portfolios of open-end investment companies (the “underlying funds”). Underlying funds are valued at their respective net asset values as reported by such investment companies. Underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the underlying funds.

Exchange Traded Funds – The Portfolio’s may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolio’s may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Portfolios may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

64

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which the prices or values available do not represent the fair value of the instrument. Factors which may cause such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which the securities are traded, but prior to the relevant Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs based upon the current bid for the security from two or more independent dealers or various parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties cannot be obtained, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the relevant Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; (xii) the security’s embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

65

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2014 for each Portfolio’s investments measured at fair value:

FVIT American Funds® Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$108,856,034	$—	$—	$108,856,034
Short-Term Investments	6,176,241	—	—	6,176,241
Total	$115,032,275	$—	$—	$115,032,275

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$21,968	$—	$—	$21,968
Total	$21,968	$—	$—	$21,968

FVIT BlackRock Global Allocation Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$153,653,197	$—	$—	$153,653,197
Short-Term Investment	16,038,961	—	—	16,038,961
Total	$169,692,158	$—	$—	$169,692,158

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$35,223	$—	$—	$35,223
Total	$35,223	$—	$—	$35,223

FVIT WMC Research Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$52,601,570	$—	$—	$52,601,570
Preferred Stock	78,540	—	—	78,540
Exchange Traded Fund	2,243,854	—	—	2,243,854
Asset Backed Securities	—	2,178,016	—	2,178,016
Corporate Bonds	—	4,731,251	—	4,731,251
Commercial Mortgage Backed Securities	—	778,941	—	778,941
Mortgage Backed Securities	—	8,454,043	—	8,454,043
Municipal Securities	—	479,992	—	479,992
U.S. Treasury Securities	—	13,054,871	—	13,054,871
Short-Term Investments	9,626,208	—	—	9,626,208
Futures Contracts *	70,590	—	—	70,590
Total	$64,620,762	$29,677,114	$—	$94,297,876

FVIT Balanced Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$45,103,815	$—	$—	$45,103,815
Short-Term Investment	733,881	—	—	733,881
Futures Contracts *	21,753	—	—	21,753
Total	$45,859,449	$—	$—	$45,859,449
66

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

FVIT Select Advisor Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$9,538,586	$—	$—	$9,538,586
Variable Insurance Trusts	39,565,315	—	—	39,565,315
Short-Term Investment	310,833	—	—	310,833
Total	$49,414,734	$—	$—	$49,414,734

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$255	$—	$—	$255
Total	$255	$—	$—	$255

FVIT Franklin Dividend and Income Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$62,126,127	$—	$—	$62,126,127
Mutual Fund	20,512,558	—	—	20,512,558
Short-Term Investment	2,532,929	—	—	2,532,929
Total	$85,171,614	$—	$—	$85,171,614

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$56,193	$—	$—	$56,193
Total	$56,193	$—	$—	$56,193

FVIT Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$249,022,019	$—	$—	$249,022,019
Short-Term Investment	6,892,828	—	—	6,892,828
Total	$255,914,847	$—	$—	$255,914,847

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$116,008	$—	$—	$116,008
Total	$116,008	$—	$—	$116,008

FVIT Moderate Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$61,585,184	$—	$—	$61,585,184
Short-Term Investment	1,446,528	—	—	1,446,528
Futures Contracts*	38,360	—	—	38,360
Total	$63,070,072	$—	$—	$63,070,072

*	Net appreciation (depreciation) of futures contracts is reported in the above table.

The Portfolios did not hold any Level 3 securities during the period.

There were no transfers from Level 2 to Level 1 for any Portfolio except FVIT BlackRock Global Allocation Managed Risk Portfolio. Transfers that were made out of Level 2 represent securities no longer being fair valued using observable inputs as defined in Level 2 of the Fair Value hierarchy. Unadjusted quoted prices in active markets are now available. It is the Portfolios’ policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

67

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

FVIT BlackRock Global Allocation Managed Risk Portfolio
	Variable Insurance Trusts	Total
Beginning Balance Level 2	$—	$—
Transfers into Level 2 from Level 1	—	—
Transfers from Level 2 into Level 1	153,653,197	153,653,197
Net Transfer In/(Out) of Level 1	$153,653,197	$153,653,197

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios maintain deposits with a financial institution in an amount that is in excess of federally insured limits.

Federal Income Tax – It is each Portfolio’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio’s 2013 tax return or is expected to be taken in each Portfolio’s 2014 tax returns. Each Portfolio identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk and to reduce return volatility. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios’ volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

68

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

For the year ended December 31, 2014, realized gains (losses) and the change in unrealized appreciation (depreciation) on futures contracts, as disclosed in the Statements of Operations, is as follows:

		Change in Unrealized
		Appreciation
	Realized Gain (Loss)	(Depreciation)
FVIT American Funds® Managed Risk Portfolio	$(464,000)	$(25,343)
FVIT BlackRock Global Allocation Managed Risk Portfolio	$(693,564)	$(39,113)
FVIT WMC Research Managed Risk Portfolio	$(220,294)	$52,452
FVIT Balanced Managed Risk Portfolio	$(104,510)	$21,753
FVIT Select Advisor Managed Risk Portfolio	$(280,672)	$(255)
FVIT Franklin Dividend and Income Managed Risk Portfolio	$(364,498)	$(56,193)
FVIT Growth Managed Risk Portfolio	$(2,659,943)	$(116,008)
FVIT Moderate Growth Managed Risk Portfolio	$(135,369)	$38,360

Swap Agreements – The FVIT WMC Research Managed Risk Portfolio is subject to equity price risk and/or interest rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Portfolio segregates cash or liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract’s remaining life, to be the extent that amount is positive. For the year ended December 31, 2014, the FVIT WMC Research Managed Risk Portfolio had realized gains of $14,586 from swap contracts. As of December 31, 2014 there were no swap contracts open.

The derivative instruments outstanding as of December 31, 2014 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

69

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

Offsetting of Financial Assets and Derivative Assets

The following table presents each Portfolio’s asset derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2014.

FVIT American Funds Managed Risk Portfolio

					Gross Amounts Not Offset in the Statement of
Liabilities:					Assets & Liabilities

				Net Amounts of
			Gross Amounts Offset	Liabilities Presented in
	Gross Amounts of		on the Statement of	the Statement of		Cash Collateral
Description	Recognized Liabilities		Assets & Liabilities	Assets & Liabilities	Financial Instruments	Received		Net Amount of Assets
Futures Contracts	$25,833	(1)	$3,865	$(21,968)	$—	$21,968	(2)	$—
Total	$25,833		$3,865	$(21,968)	$—	$21,968		$—

FVIT BlackRock Global Allocation Managed Risk Portfolio

					Gross Amounts Not Offset in the Statement of
Liabilities:					Assets & Liabilities

				Net Amounts of
			Gross Amounts Offset	Liabilities Presented in
	Gross Amounts of		on the Statement of	the Statement of		Cash Collateral
Description	Recognized Liabilities		Assets & Liabilities	Assets & Liabilities	Financial Instruments	Received		Net Amount of Assets
Futures Contracts	$46,498	(1)	$11,275	$(35,223)	$—	$35,223	(2)	$—
Total	$46,498		$11,275	$(35,223)	$—	$35,223		$—

FVIT WMC Managed Risk Portfolio

						Gross Amounts Not Offset in the Statement of
Assets:						Assets & Liabilities

				Net Amounts of
			Gross Amounts Offset	Assets Presented in
	Gross Amounts of		on the Statement of	the Statement of			Cash Collateral
Description	Recognized Assets		Assets & Liabilities	Assets & Liabilities		Financial Instruments	Received		Net Amount of Assets
Futures Contracts	$72,450	(1)	$(1,860)	$70,590	(2)	$—	$70,590	(2)	$—
Total	$72,450		$(1,860)	$70,590		$—	$70,590		$—

FVIT Select Advisor Managed Risk Portfolio

					Gross Amounts Not Offset in the Statement of
Liabilities:					Assets & Liabilities

				Net Amounts of
			Gross Amounts Offset	Liabilities Presented in
	Gross Amounts of		on the Statement of	the Statement of		Cash Collateral
Description	Recognized Liabilities		Assets & Liabilities	Assets & Liabilities	Financial Instruments	Received		Net Amount of Assets
Futures Contracts	$3,025	(1)	$2,770	$(255)	$—	$255	(2)	$—
Total	$3,025		$2,770	$(255)	$—	$255		$—
70

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

FVIT Growth Managed Risk Portfolio

					Gross Amounts Not Offset in the Statement of
Liabilities:					Assets & Liabilities

				Net Amounts of
			Gross Amounts Offset	Liabilities Presented in
	Gross Amounts of		on the Statement of	the Statement of		Cash Collateral
Description	Recognized Liabilities		Assets & Liabilities	Assets & Liabilities	Financial Instruments	Received		Net Amount of Assets
Futures Contracts	$116,853	(1)	$845	$(116,008)	$—	$116,008	(2)	$—
Total	$116,853		$845	$(116,008)	$—	$116,008		$—

(1)	Gross realized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged.

When-Issued and Delayed-Delivery Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by the portfolio of mortgage related securities that it holds with an agreement by the Portfolios to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

71

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
FVIT American Funds® Managed Risk Portfolio	$118,727,803	$16,327,114
FVIT BlackRock Global Allocation Managed Risk Portfolio	161,484,591	—
FVIT WMC Research Managed Risk Portfolio	129,160,084	67,272,826
FVIT Balanced Managed Risk Portfolio	49,010,762	5,763,837
FVIT Select Advisor Managed Risk Portfolio	49,569,274	4,140,225
FVIT Franklin Dividend and Income Managed Risk Portfolio	81,069,375	976,080
FVIT Growth Managed Risk Portfolio	253,883,890	9,936,885
FVIT Moderate Growth Managed Risk Portfolio	63,918,897	3,260,100

The aggregate amount of purchases and sales for FVIT WMC Research Managed Risk Portfolio (including paydowns) of investment securities, excluding short-term securities and financial futures during the year ended December 31, 2014, amounted to $129,148,693 and $67,164,282 respectively of which $33,152,768 in purchases and $26,922,933 in sales were from mortgage dollar roll transactions.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Forethought Investment Advisors, LLC serves as the Portfolios’ Investment Advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management, LLC (“Milliman”) as a sub-advisor for each Portfolio. The Advisor has also engaged Wellington Management Company, LLP (“Wellington”) as the sub-advisor for FVIT WMC Research Managed Risk Portfolio and Franklin Advisory Services, LLC (“Franklin”) as the sub-advisor for FVIT Franklin Dividend and Income Managed Risk Portfolio. The Portfolios have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. Certain officers of the Trust are also officers of GFS.

Pursuant to an Advisory Agreement with the Trust, on behalf of the Portfolios, the Advisor, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolios pay the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly. The following chart details the annual fee for each Portfolio. Pursuant to sub-advisory agreements, the Advisor pays Milliman, Wellington (with respect to the FVIT WMC Research Managed Risk Portfolio) and Franklin (with respect to the FVIT Franklin Dividend and Income Managed Risk Portfolio) each a fee, which is computed and paid monthly.

72

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

Portfolio	Advisory Fee
FVIT American Funds® Managed Risk Portfolio [1]	0.900% of the first $500 million,
0.875% of the next $500 million
and 0.850% over $1 billion

FVIT BlackRock Global Allocation Managed Risk Portfolio	0.90%

FVIT WMC Research Managed Risk Portfolio [2]	0.850% of the first $500 million,
0.825% of the next $500 million
and 0.800% over $1 billion

FVIT Balanced Managed Risk Portfolio [3]	0.550% of the first $500 million,
0.525% of the next $500 million
and 0.500% over $1 billion

FVIT Select Advisor Managed Risk Portfolio [4]	0.900% of the first $500 million,
0.875% of the next $500 million
and 0.850% over $1 billion

FVIT Franklin Dividend and Income Managed Risk Portfolio	0.850% of the first $500 million,
0.825% of the next $500 million
and 0.800% over $1 billion

FVIT Growth Managed Risk Portfolio	0.550% of the first $500 million,
0.525% of the next $500 million
and 0.500% over $1 billion

FVIT Moderate Growth Managed Risk Portfolio	0.550% of the first $500 million,
0.525% of the next $500 million
and 0.500% over $1 billion

1 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.90%.

2 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.85%.

3 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.55%.

4 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.90%.

73

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

With respect to each Portfolio, the Advisor has contractually agreed to waive its fees and to reimburse expenses, at least until April 30, 2016, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio’s shares listed below (“Waiver Agreement”). The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit. The agreements may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Advisor.

Portfolio	Expense Limitation
FVIT American Funds® Managed Risk Portfolio	0.86%
FVIT BlackRock Global Allocation Managed Risk Portfolio	0.57%
FVIT WMC Research Managed Risk Portfolio	1.20%
FVIT Balanced Managed Risk Portfolio	0.91%
FVIT Select Advisor Managed Risk Portfolio	0.63%
FVIT Franklin Dividend and Income Managed Risk Portfolio	1.08%
FVIT Growth Managed Risk Portfolio	0.91%
FVIT Moderate Growth Managed Risk Portfolio	0.91%

For the year ended December 31, 2014, the advisor waived fees as follows:

Portfolio	Waiver
FVIT American Funds® Managed Risk Portfolio	$239,539
FVIT BlackRock Global Allocation Managed Risk Portfolio	$622,709
FVIT WMC Research Managed Risk Portfolio	$67,806
FVIT Balanced Managed Risk Portfolio	$10,495
FVIT Select Advisor Managed Risk Portfolio	$177,153
FVIT Franklin Dividend and Income Managed Risk Portfolio	$43,581

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Portfolio’s operating expenses are subsequently less than the expense limitation, the Advisor shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio’s expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended.

The Advisor may recapture the following amounts by the following dates:

Portfolio	December 31, 2016	December 31, 2017
FVIT American Funds® Managed Risk Portfolio	$13,217	$239,539
FVIT BlackRock Global Allocation Managed Risk Portfolio	$14,505	$622,709
FVIT WMC Research Managed Risk Portfolio	$14,217	$67,806
FVIT Balanced Managed Risk Portfolio	$11,885	$10,495
FVIT Select Advisor Managed Risk Portfolio	$12,417	$177,153
FVIT Franklin Dividend & Income Managed Risk Portfolio	$—	$43,581

The Trust, on behalf of the Portfolios, has adopted the Trust’s Distribution and Shareholder Servicing Plan (“12b-1 Plan” or “Plan”) for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio’s Class II shares and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of each Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. The Distributor is an affiliate of GFS.

74

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

Pursuant to the terms of an administrative servicing agreement with GFS, each Portfolio pays to GFS a monthly fee for all operating expenses of the Portfolio, which is calculated by each Portfolio on its average daily net assets. Operating expenses include but are not limited to fund accounting, fund administration, transfer agency, legal fees, audit fees, compliance services, shareholder reporting expenses, trustees’ fees and custody fees. The approved entities may be affiliates of GFS. GFS provides a Principal Financial Officer to the Portfolios.

For the year ended December 31, 2014, the Trustees received fees as follows:

Portfolio	Fees Received
FVIT American Funds® Managed Risk Portfolio	$8,531
FVIT BlackRock Global Allocation Managed Risk Portfolio	8,531
FVIT WMC Research Managed Risk Portfolio	8,531
FVIT Balanced Managed Risk Portfolio	8,531
FVIT Select Advisor Managed Risk Portfolio	8,531
FVIT Franklin Dividend and Income Managed Risk Portfolio	3,281
FVIT Growth Managed Risk Portfolio	3,281
FVIT Moderate Growth Managed Risk Portfolio	3,281

Certain affiliates of GFS provide ancillary services to the Portfolios as follows:

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from GFS under the administrative servicing agreement.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2014, Forethought Life Insurance Company held 100% of the voting securities of each Portfolio for the benefit of others. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk — Forethought Life Insurance Company, certain accounts, or the Advisor’s affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s shares. Redemptions by these entities of their holdings in the Portfolio may impact the Portfolio’s liquidity and NAV. These redemptions may also force the Portfolio to sell securities.

75

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

6.	TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended December 31, 2014 was as follows:

	For the period ended December 31, 2014
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
FVIT American Funds Managed Risk Portfolio	$59,598	$2,025	$—	$61,623
FVIT BlackRock Global Allocation Managed Risk Portfolio	135,328	116,166	—	$251,494
WMC Research Managed Risk Portfolio	62,178	13,004	—	$75,182
FVIT Balanced Managed Risk Portfolio	5,557	3	—	$5,560
FVIT Select Advisor Managed Risk Portfolio	4,652	—	—	$4,652
FVIT Franklin Dividend and Income Managed Risk Portfolio	—	—	—	$—
FVIT Growth Managed Risk Portfolio	—	—	—	$—
FVIT Moderate Growth Managed Risk Portfolio	—	—	—	$—

There were no distributions paid during the period ended December 31, 2013.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
FVIT American Funds Managed Risk Portfolio	$1,454,489	$—	$(178,313)	$—	$—	$1,152,212	$2,428,388
FVIT BlackRock Global Allocation Managed Risk Portfolio	4,169,680	10,084,956	—	—	—	(15,343,978)	(1,089,342)
FVIT WMC Research Managed Risk Portfolio	353,281	—	—	—	—	4,021,740	4,375,021
FVIT Balanced Managed Risk Portfolio	295,026	—	(241,215)	—	—	1,025,902	1,079,713
FVIT Select Advisor Managed Risk Portfolio	383,108	—	(52,990)	—	—	1,559,590	1,889,708
FVIT Franklin Dividend and Income Managed Risk Portfolio	615,409	—	(357,403)	—	—	2,483,549	2,741,555
FVIT Growth Managed Risk Portfolio	1,296,930	—	(3,080,614)	—	—	5,379,676	3,595,992
FVIT Moderate Growth Managed Risk Portfolio	336,129	—	(248,207)	—	—	1,078,226	1,166,148

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, return of capital distributions from C-Corporations and mark-to-market on open futures contracts.

At December 31, 2014, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total	Expiration
FVIT American Funds Managed Risk Portfolio	$178,313	$—	$178,313	Non-Expiring
FVIT BlackRock Global Allocation Managed Risk Portfolio	—	—	—
FVIT WMC Research Managed Risk Portfolio	—	—	—
FVIT Balanced Managed Risk Portfolio	190,625	50,590	241,215	Non-Expiring
FVIT Select Advisor Managed Risk Portfolio	52,990	—	52,990
FVIT Franklin Dividend and Income Managed Risk Portfolio	104,988	252,415	357,403	Non-Expiring
FVIT Growth Managed Risk Portfolio	1,415,043	1,665,571	3,080,614	Non-Expiring
FVIT Moderate Growth Managed Risk Portfolio	190,002	58,205	248,207	Non-Expiring
76

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of non-deductible expenses, paydowns and foreign currency losses, the reclass of Portfolio distributions, and adjustments related to real estate investment trusts, C-Corporation return of capital distributions, passive foreign investment companies and swaps, resulted in reclassification for the following Portfolios for the period ended December 31, 2014 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
FVIT American Funds Managed Risk Portfolio	$—	$(87)	$87
FVIT BlackRock Global Allocation Managed Risk Portfolio	—	54	(54)
FVIT WMC Research Managed Risk Portfolio	—	7,953	(7,953)
FVIT Balanced Managed Risk Portfolio	—	(214)	214
FVIT Select Advisor Managed Risk Portfolio	—	—	—
FVIT Franklin Dividend and Income Managed Risk Portfolio	—	—	—
FVIT Growth Managed Risk Portfolio	(12,894)	12,894	—
FVIT Moderate Growth Managed Risk Portfolio	(3,674)	3,674	—

7.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The FVIT American Funds Managed Risk Portfolio currently invests a portion of its assets in American Funds Insurance Series – Bond Fund. The American Funds Insurance Series – Bond Fund is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the American Funds Insurance Series – Bond Fund at any time if the Advisor determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the American Funds Insurance Series – Bond Fund. The financial statements of the American Funds Insurance Series – Bond Fund, including the portfolio of investments, can be found at the American Funds website, http://www.americanfunds.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2014, the Portfolio invested 31.1% of its net assets in the American Funds Insurance Series – Bond Fund.

The FVIT BlackRock Global Allocation Managed Risk Portfolio currently invests a portion of its assets in BlackRock Global Allocation V.I. Fund. The BlackRock Global Allocation V.I. Fund is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the BlackRock Global Allocation V.I. Fund at any time if the Advisor determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the BlackRock Global Allocation V.I. Fund. The financial statements of the BlackRock Global Allocation V.I. Fund, including the portfolio of investments, can be found at the BlackRock website, http://www2.blackrock.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2014, the Portfolio invested 87.1% of its net assets in the BlackRock Global Allocation V.I. Fund.

The FVIT Balanced Managed Risk Portfolio currently invests a portion of its assets in iShares Core U.S. Aggregate Bond ETF. The iShares Core U.S. Aggregate Bond ETF is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the iShares Core U.S. Aggregate Bond ETF at any time if the Advisor determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the iShares Core U.S. Aggregate Bond ETF. The financial statements of the iShares Core U.S. Aggregate Bond ETF, including the portfolio of investments, can be found at the iShares website, http://us.ishares.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2014, the Portfolio invested 28.0% of its net assets in the iShares Core U.S. Aggregate Bond ETF.

77

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

The FVIT Balanced Managed Risk Portfolio, FVIT Growth Managed Risk Portfolio, and FVIT Moderate Growth Managed Risk Portfolio currently invest a portion of their assets in iShares Core S&P 500 ETF. The iShares Core S&P 500 ETF is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the iShares Core S&P 500 ETF at any time if the Advisor determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolios may be directly affected by the performance of the iShares Core S&P 500 ETF. The financial statements of the iShares Core S&P 500 ETF, including the portfolio of investments, can be found at the iShares website, http://us.ishares.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2014, the Portfolios invested the following of percentages of their respective net assets in the iShares Core S&P 500 ETF:

FVIT Balanced Managed Risk Portfolio	37.9%
FVIT Growth Managed Risk Portfolio	47.5%
FVIT Moderate Growth Managed Risk Portfolio	46.3%

8.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

78

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Forethought Variable Insurance Trust and the Shareholders of FVIT American Funds® Managed Risk Portfolio, FVIT BlackRock Global Allocation Managed Risk Portfolio, FVIT WMC Research Managed Risk Portfolio, FVIT Balanced Managed Risk Portfolio (formerly FVIT Index Managed Risk Portfolio), FVIT Select Advisor Managed Risk Portfolio, FVIT Franklin Dividend and Income Managed Risk Portfolio, FVIT Growth Managed Risk Portfolio, and FVIT Moderate Growth Managed Risk Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FVIT American Funds® Managed Risk Portfolio, FVIT BlackRock Global Allocation Managed Risk Portfolio, FVIT WMC Research Managed Risk Portfolio, FVIT Balanced Managed Risk Portfolio (formerly FVIT Index Managed Risk Portfolio) and FVIT Select Advisor Managed Risk Portfolio, each a separate series of the Forethought Variable Insurance Trust, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from October 31, 2013 (commencement of operations) through December 31, 2013. We have also audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FVIT Franklin Dividend and Income Managed Risk Portfolio, FVIT Growth Managed Risk Portfolio, and FVIT Moderate Growth Managed Risk Portfolio (collectively, the Portfolios), each a separate series of the Forethought Variable Insurance Trust, as of December 31, 2014, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period from April 30, 2014 (commencement of operations) through December 31, 2014. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

79

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FVIT American Funds® Managed Risk Portfolio, FVIT BlackRock Global Allocation Managed Risk Portfolio, FVIT WMC Research Managed Risk Portfolio, FVIT Balanced Managed Risk Portfolio (formerly FVIT Index Managed Risk Portfolio) and FVIT Select Advisor Managed Risk Portfolio as of December 31, 2014, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and for the period from October 31, 2013 (commencement of operations) through December 31, 2013, and the financial position of FVIT Franklin Dividend and Income Managed Risk Portfolio, FVIT Growth Managed Risk Portfolio, and FVIT Moderate Growth Managed Risk Portfolio as of December 31, 2014, and the results of their operations, changes in their net assets and their financial highlights for the period from April 30, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado
February 17, 2015
80

FVIT Portfolios
EXPENSE EXAMPLES
December 31, 2014 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014* through December 31, 2014.

Actual Expenses

The “Actual” expenses set of columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account. Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

			Ending	Expenses	Ending	Expenses
	Portfolio’s	Beginning	Account	Paid	Account	Paid
	Annualized	Account Value	Value	During	Value	During
Class II Shares	Expense Ratio	7-1-14	12-31-14	Period*	12-31-14	Period*
FVIT American Funds® Managed Risk Portfolio*	0.86%	$1,000.00	$1,013.90	$4.37	$1,020.87	$4.38
FVIT BlackRock Global Allocation Managed Risk Portfolio*	0.57%	$1,000.00	$979.10	$2.84	$1,022.33	$2.91
FVIT WMC Research Managed Risk Portfolio*	1.20%	$1,000.00	$1,040.40	$6.17	$1,019.16	$6.11
FVIT Balanced Managed Risk Portfolio*	0.91%	$1,000.00	$1,018.10	$4.63	$1,020.62	$4.63
FVIT Select Advisor Managed Risk Portfolio*	0.63%	$1,000.00	$1,023.50	$3.21	$1,022.03	$3.21
81

FVIT Portfolios
EXPENSE EXAMPLES (Continued)
December 31, 2014 (Unaudited)

					Hypothetical
					(5% return before
			Actual		expenses)

			Ending	Expenses	Ending	Expenses
	Portfolio’s	Beginning	Account	Paid	Account	Paid
	Annualized	Account Value	Value	During	Value	During
Class II Shares	Expense Ratio	7-1-14	12-31-14	Period*	12-31-14	Period*

FVIT Franklin Dividend and Income Managed Risk Portfolio*	1.08%	$1,000.00	$1,028.20	$5.52	$1,019.76	$5.50
FVIT Growth Managed Risk Portfolio*	0.90%	$1,000.00	$1,013.50	$4.57	$1,020.67	$4.58
FVIT Moderate Growth Managed Risk Portfolio*	0.91%	$1,000.00	$1,022.40	$4.64	$1,020.62	$4.63

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).
82

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Unaudited)
December 31, 2014

Independent Trustees

Name, Address and Age	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Year of Birth: 1951	Trustee since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director, Rabobank International (2006-2007)	5	Two Roads Shared Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013)
Mitchell E. Appel Year of Birth: 1970	Trustee since 2013	President, Value Line Funds (since 2008); Chief Financial Officer, Value Line, Inc. (from April 2008 to December 2010 and from September 2005 to November 2007); Chief Financial Officer, XTF Asset Management (from 2007 to 2008); Chief Financial Officer, EULAV Asset Management (since April 2008); President, EULAV Asset Management (since 2009); President, EULAV Securities (since 2009)	5	Value Line Funds (since 2010); Value Line Inc. (February 2010 to December 2010); EULAV Asset Management (since 2010)
Joseph E. Breslin Year of Birth: 1953	Trustee since 2013	Consultant to Investment Managers (2009 to Present), Chief Operating Officer, Central Park Credit Holdings, Inc. (2007 to 2009), Chief Operating Officer, Aladdin Capital Management LLC (February 2005 to 2007); Independent Consultant, Independence Community Bank (May 2003 to January 2005)	5	Kinetics Mutual Funds, Inc. (since 2000); Kinetics Portfolios Trust (since 2000); Hatteras Trust (since 2004)
83

FVIT Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2014 (Continued)

Interested Trustee and Officers of the Trust

Name, Address and Age	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert M. Arena, Jr. Year of Birth: 1968 **	Trustee and President/Chief Executive Officer since 2013	Executive Vice President, Forethought Financial Group, Inc., (since 2013); President, Forethought Variable Insurance Trust 2012 -2013; Director and Co-President, Hartford Securities Distribution Company, Inc. 2010-2012; Executive Vice President, Global Annuity, The Hartford,(September 2010 - December 2012); Executive Vice President, Retail Product Management, The Hartford, (January 2008-September 2010); Senior Vice President, Retail Product Management, The Hartford, (May 2007-January 2008); Vice President, Individual Annuity, Product Management, The Hartford, (January 2006-May 2007)	5	None
Kathleen Redgate Year of Birth 1964***	Trustee since 2014	Chief Operating Officer of Global Atlantic Financial Group Limited, (since May 2013); Chief Operating Officer, GS Reinsurance Group (since September 2006); Vice President and Managing Director of Goldman Sachs (2000-2013).	5	Epoch Securities, Inc. (since October 2013)
Deborah Schunder Year of Birth: 1967	Vice President since 2014	Vice President, Investment Product Management, Forethought Life Insurance Company and Vice President of Forethought Investment Advisors, LLC (since December 2013); Director of Investment Management with Forethought Life Insurance Company (January 2013 – December 2013). From 2004 to 2012, Ms. Schunder was with The Hartford, where she held roles as Director, Investment Platform Management and Director, Mutual Funds.	N/A	N/A
Laura Szalyga Year of Birth: 1978	Treasurer/Chief Financial Officer since 2013	Vice President, Gemini Fund Services, LLC (January 2015); Assistant Vice President, Gemini Fund Services, LLC (since 2011- January 2015); Assistant Vice President of Fund Administration, BNY Mellon (2004-2011).	N/A	N/A
Sarah M. Patterson Year of Birth: 1976	Secretary/Chief Legal Officer since 2013	Vice President and Assistant General Counsel, Forethought Financial Group, Inc. (since 2013); Assistant Vice President and Assistant General Counsel, The Hartford (2004-2013); Associate, LeBoeuf, Lamb, Greene & MacRae, LLP (2001-2004).	N/A	N/A
James Ash Year of Birth: 1976	Assistant Secretary since 2013	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Craig Anderson Year of Birth: 1976	Assistant Treasurer since 2013	Senior Vice President, Controller and Chief Accounting Officer, Forethought Financial Group, Inc. (since 2008); Second Vice President, National Life Group (2005-2008)	N/A	N/A
Mary Cavanaugh Year of Birth: 1951	Chief Compliance Officer since 2013	Executive Vice President, Secretary and General Counsel, Forethought Financial Group, Inc.(since 2006); Senior Vice President and Chief Legal Officer, AIG Retirement Services (from 2001 - 2006); Executive Vice President and General Counsel, American General Retirement Services (1999-2001).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	Mr. Arena is an interested person of the Trust because he is an officer of Forethought Investment Advisers, LLC.

***	Ms. Redgate is an interested person of the Trust because she is an officer of Global Atlantic Financial Group Limited.
84

PRIVACY NOTICE

FVIT

FACTS	WHAT DOES FVIT DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons FVIT chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does FVIT share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-877-881-7735
85

PRIVACY NOTICE

FVIT

What we do:
How does FVIT protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does FVIT collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● FVIT has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● FVIT does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● FVIT doesn’t jointly market.
86

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-877-881-7735 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Qs are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of The Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISOR
Forethought Investment Advisors, LLC
300 North Meridian Street, Suite 1800
Indianapolis, IN 46204

INVESTMENT SUB-ADVISORS
Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

Franklin Advisory Services, LLC
One Park Plaza, 9th Floor
Fort Lee, NJ 07024

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert. (a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
FYE 2014 - $125,000

FYE 2013 - $85,000

(b)	Audit-Related Fees

FYE 2014 - None

FYE 2013 - None

(c)	Tax Fees

FYE 2014 - $16,000

FYE 2013 - $10,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2014 - None

FYE 2013 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2013 2014

Audit-Related Fees: 0.00% 0.00%

Tax Fees: 0.00% 0.00%

All Other Fees: 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Forethought Variable Insurance Trust

By (Signature and Title)

/s/ Robert Arena

Robert Arena, President

Date 2/24/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert Arena

Robert Arena, President

Date 2/24/15

By (Signature and Title)

/s/ Laura Szalyga

Laura Szalyga, Treasurer

Date 2/24/15